UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04356
                                                     ---------

                       FRANKLIN CALIFORNIA TAX-FREE TRUST
                       ----------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

               CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               -------------------------------------------------------------
                     (Name and address of agent for service)

            Registrant's telephone number, including area code: (650) 312-2000
                                                                 -------------
Date of fiscal year end: 6/30
                         ----

Date of reporting period: 12/31/07
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                                    Franklin California Insured
                                                    Tax-Free Income Fund

                                                    Franklin California
                                                    Intermediate-Term
                                                    Tax-Free Income Fund

                                                    Franklin California
                                                    Limited-Term
                                                    Tax-Free Income Fund

                                                    Franklin California
                                                    Tax-Exempt Money Fund

--------------------------------------------------------------------------------
    SEMIANNUAL REPORT AND SHAREHOLDER LETTER             TAX-FREE INCOME
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                      FRANKLIN
              CALIFORNIA TAX-FREE TRUST             Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        FRANKLIN o Templeton o Mutual Series

                                  Franklin Templeton Investments

                                  GAIN FROM OUR PERSPECTIVE(R)

                                  Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE             Each of our portfolio management groups
                                  operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                  FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                  TEMPLETON. Founded in 1940, Templeton
                                  pioneered international investing and, in
                                  1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                  MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION              Because our management groups work
                                  independently and adhere to different
                                  investment approaches, Franklin, Templeton and
                                  Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST         At Franklin Templeton Investments, we seek to
                                  consistently provide investors with
                                  exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1

SPECIAL FEATURE:
Understanding Interest Rates .............................................     4

SEMIANNUAL REPORT

State Update and Municipal Bond Market Overview ..........................     7

Franklin California Insured Tax-Free Income Fund .........................    10

Franklin California Intermediate-Term Tax-Free Income Fund ...............    18

Franklin California Limited-Term Tax-Free Income Fund ....................    25

Franklin California Tax-Exempt Money Fund ................................    31

Financial Highlights and Statements of Investments .......................    35

Financial Statements .....................................................    72

Notes to Financial Statements ............................................    77

Shareholder Information ..................................................    88

--------------------------------------------------------------------------------


Semiannual Report

State Update and Municipal
Bond Market Overview

During the six months under review, California's broad-based economy performed in line with the nation's economy even though housing market weakness affected the state more than others. The state gained jobs, albeit at a slower pace, despite a mild rise in unemployment. In December, California's 6.1% unemployment rate was higher than the 5.0% national average. 1 Personal income growth exhibited volatility partly due to capital gains and stock option income attributed to Silicon Valley. Northern California's economy softened considerably during the 2001 recession but has been improving. Southern California's economy demonstrated particular strength as the defense industry grew. Economic sectors that experienced employment growth were government, professional and business services, financial services, manufacturing and various other services. Declining sectors included construction and trade.

The state, which has a history of uneven financial operations, ended fiscal year 2007 with a large operating deficit. Although 55 days late, California enacted a fiscal year 2008 budget projecting essentially balanced operations. However, slow revenue growth and unexpected expenses already incurred could produce a deficit by fiscal year-end. In the first four months of fiscal year 2008, cumulative tax revenues were off by 4%, although this might have been partially related to delays in tax receipts caused by recent fires in San Diego County. 2 Additionally, California identified increased expenditures of $600 million relating to weak real estate values that will require the state to increase payments to school districts for property tax shortfalls under the Proposition 98 school funding mandate.2 Mandated social services and corrections spending has pressured state finances in recent years. Administrative and legal factors have also weakened California's fiscal flexibility compared with many other states. In early November, Governor Schwarzenegger directed state agencies to prepare for 10% spending cuts. 3

California's A+ general obligation bond rating and stable outlook, assigned by independent credit rating agency Standard & Poor's, reflects the state's financial improvement in previous years balanced by a recent slowdown in state revenues. 4 Economic and revenue trends are expected to moderate, and

1. Source: Bureau of Labor Statistics.

2. Source: Standard & Poor's, "Research: State Review: California," RATINGSDIRECT, 12/4/07.

3. Source: Moody's Investors Service, "New Issue: California (State of)," 11/26/07.

4. This does not indicate Standard & Poor's rating of the Fund.


                                                           Semiannual Report | 7
although the risk now exists that current revenue forecasts will not be met, reserves are high and will provide a cushion. Overall debt levels are rising but should remain affordable despite the state's accelerating issuance of general obligation bonds.

The six-month period ended December 31, 2007, proved challenging for the municipal bond market. A measured pullback in the municipal market was exacerbated mid-period as all financial markets felt the impact of subprime loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to subprime loans. A lack of liquidity across most markets in August contributed to an increase in overall volatility and declining values in many asset classes.

Near period-end, ongoing concerns about the financial health of municipal insurance companies intensified. Specifically, many questioned their ability to retain their AAA ratings given losses related to their involvement in the collateralized debt obligation (CDO) and mortgage securities markets. The three major rating agencies -- Fitch Ratings, Moody's Investors Service and Standard & Poor's -- recently analyzed the major insurance companies and announced that although they retained their AAA ratings, the outlooks for some were negative. Stock prices for publicly held municipal insurance companies suffered greatly and many municipal bond market participants appeared nervous about insured bonds.

Investors should be aware that insurance companies insure bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying ratings of A or better, and the historical default rate for such bonds is less than 1%. Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality. We believe there could be some price volatility for insured municipal bonds and insured municipal bond funds as markets react to ongoing disclosures by insurance companies. 5 However, we

5. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.


8 | Semiannual Report
encourage investors to take a longer-term view and to keep in mind the inherent high quality of municipal bonds and focus on the tax-free income they provide. 6

Over the six-month reporting period, municipal bond market returns lagged those of the U.S. Treasury market as uncertainty regarding the impact of problems associated with subprime securities drove global investors to the relative safety of U.S. Treasuries. Furthermore, investors began to require additional compensation for taking on risk, and spreads for credit-driven securities widened. For the six months ended December 31, 2007, the Lehman Brothers Municipal Bond Index had a 3.22% total return, and the Lehman Brothers U.S. Treasury Index returned 7.92%. 7 High yield municipal bonds, as measured by the Lehman Brothers Municipal Bond Index: Non-Investment Grade, had a -2.28% return for the same period. 8

In this environment, many investors opted for short- to intermediate-term securities, which resulted in steeper Treasury and municipal bond curves (spread between short- and longer-term yields). On December 31, 2007, two-year, 10-year and 30-year Treasury yields were 3.05%, 4.04% and 4.45%, respectively. The yields on two-year, 10-year and 30-year Treasuries fell 182, 99 and 68 basis points (100 basis points equal one percentage point), respectively, over the period. According to Municipal Market Data, at period-end, two-year, 10-year and 30-year municipal bonds yielded 2.97%, 3.63% and 4.32%, respectively. 9 Yields for the two-year and 10-year fell 71 and 28 basis points, while 30-year yields rose 7 basis points during the reporting period. 9

6. Franklin tax-free income funds seek income free from federal regular and, depending on the fund, state and local income taxes. For investors subject to alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index:
Non-Investment Grade includes bonds with a maximum credit rating of Ba1. All bonds included must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index.

9. Source: Thomson Financial.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                           Semiannual Report | 9

Franklin California Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in insured securities that pay interest free from such taxes. 1,2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Insured Tax-Free Income Fund's semiannual report for the period ended December 31, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $12.48 on June 30, 2007, to $12.53 on December 31, 2007. The Fund's Class A shares paid dividends totaling 27.00 cents per share for the same period. 3 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.13%, based on an annualization of the current 4.50 cent per share dividend and the maximum offering price of $13.09 on December 31, 2007. An investor in the 2007 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 7.01% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 38.


10 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin California Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                           DIVIDEND PER SHARE
                            ----------------------------------------------------
MONTH                         CLASS A            CLASS B              CLASS C
--------------------------------------------------------------------------------
July                        4.50 cents          3.94 cents          3.92 cents
--------------------------------------------------------------------------------
August                      4.50 cents          3.94 cents          3.92 cents
--------------------------------------------------------------------------------
September                   4.50 cents          3.93 cents          3.92 cents
--------------------------------------------------------------------------------
October                     4.50 cents          3.93 cents          3.92 cents
--------------------------------------------------------------------------------
November                    4.50 cents          3.93 cents          3.92 cents
--------------------------------------------------------------------------------
December                    4.50 cents          3.93 cents          3.92 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin California Insured
Tax-Free Income Fund
12/31/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                25.4%
--------------------------------------------------------------------------------
General Obligation                                                         20.3%
--------------------------------------------------------------------------------
Transportation                                                             13.0%
--------------------------------------------------------------------------------
Utilities                                                                  11.7%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        8.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      7.8%
--------------------------------------------------------------------------------
Tax-Supported                                                               5.8%
--------------------------------------------------------------------------------
Higher Education                                                            3.5%
--------------------------------------------------------------------------------
Other Revenue                                                               3.5%
--------------------------------------------------------------------------------
Housing                                                                     0.6%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.


                                                          Semiannual Report | 11

Thank you for your participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Semiannual Report

Performance Summary as of 12/31/07

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRCIX)                                CHANGE     12/31/07    6/30/07
-------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  +$0.05       $12.53     $12.48
-------------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/07-12/31/07)
-------------------------------------------------------------------------------------
Dividend Income                             $0.2700
-------------------------------------------------------------------------------------
CLASS B (SYMBOL: FRCBX)                                CHANGE     12/31/07    6/30/07
-------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  +$0.05       $12.59     $12.54
-------------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/07-12/31/07)
-------------------------------------------------------------------------------------
Dividend Income                             $0.2360
-------------------------------------------------------------------------------------
CLASS C (SYMBOL: FRCAX)                                CHANGE     12/31/07    6/30/07
-------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  +$0.06       $12.66     $12.60
-------------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/07-12/31/07)
-------------------------------------------------------------------------------------
Dividend Income                             $0.2352
-------------------------------------------------------------------------------------


                                                          Semiannual Report | 13

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------------------
CLASS A                                       6-MONTH              1-YEAR         5-YEAR             10-YEAR
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +2.59%              +2.93%        +23.58%             +61.11%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  -1.74%              -1.42%         +3.42%              +4.43%
-------------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                                   4.13%
-------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4                7.01%
-------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                           3.37%
-------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                            5.72%
-------------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                     0.61%
-------------------------------------------------------------------------------------------------------------------
CLASS B                                      6-MONTH              1-YEAR         5-YEAR         INCEPTION (2/1/00)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +2.30%              +2.35%        +20.24%              +51.92%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  -1.70%              -1.59%         +3.41%               +5.42%
-------------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                                   3.75%
-------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4                6.36%
-------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                           2.98%
-------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                            5.05%
-------------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                     1.16%
-------------------------------------------------------------------------------------------------------------------
CLASS C                                       6-MONTH             1-YEAR         5-YEAR               10-YEAR
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +2.36%              +2.41%        +20.29%              +52.60%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  +1.36%              +1.42%         +3.76%               +4.32%
-------------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                                   3.72%
-------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4                6.31%
-------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                           2.99%
-------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                            5.07%
-------------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                     1.16%
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 12/31/07.

4. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/07.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                          Semiannual Report | 15

Your Fund's Expenses

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                                VALUE 7/1/07         VALUE 12/31/07        PERIOD* 7/1/07-12/31/07
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,025.90                   $3.06
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,022.12                   $3.05
--------------------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,023.00                   $5.85
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,019.36                   $5.84
--------------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,023.60                   $5.85
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,019.36                   $5.84
--------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio annualized for each class (A: 0.60%; B: 1.15%; and C: 1.15%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                          Semiannual Report | 17

Franklin California Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California Intermediate-Term Tax-Free Income Fund 12/31/07

--------------------------------------------------------------------------------
                                                              % OF TOTAL
RATINGS                                                 LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                              54.6%
--------------------------------------------------------------------------------
AA                                                                6.1%
--------------------------------------------------------------------------------
A                                                                17.7%
--------------------------------------------------------------------------------
BBB                                                               6.3%
--------------------------------------------------------------------------------
Below Investment Grade                                            0.6%
--------------------------------------------------------------------------------
Not Rated by S&P                                                 14.7%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS          MOODY'S      FITCH  INTERNAL
AAA or Aaa           2.8%        --       0.4%
A                    1.0%        --       3.0%
BBB or Baa           1.1%       2.6%      3.8%
----------------------------------------------
Total                4.9%       2.6%      7.2%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Intermediate-Term Tax-Free Income Fund's semiannual report for the period ended December 31, 2007.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 53.


18 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin California Intermediate-Term Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                                --------------------------------
MONTH                                            CLASS A               CLASS C
--------------------------------------------------------------------------------
July                                            3.57 cents           3.05 cents
--------------------------------------------------------------------------------
August                                          3.57 cents           3.05 cents
--------------------------------------------------------------------------------
September                                       3.57 cents           3.04 cents
--------------------------------------------------------------------------------
October                                         3.57 cents           3.04 cents
--------------------------------------------------------------------------------
November                                        3.57 cents           3.04 cents
--------------------------------------------------------------------------------
December                                        3.60 cents           3.08 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.33 on June 30, 2007, to $11.44 on December 31, 2007. The Fund's Class A shares paid dividends totaling 21.46 cents per share for the same period. 2 The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.69%, based on an annualization of the current 3.60 cent per share dividend and the maximum offering price of $11.70 on December 31, 2007. An investor in the 2007 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 6.26% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives,

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                          Semiannual Report | 19

PORTFOLIO BREAKDOWN
Franklin California Intermediate-Term
Tax-Free Income Fund
12/31/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         25.5%
--------------------------------------------------------------------------------
Tax-Supported                                                              15.2%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     14.3%
--------------------------------------------------------------------------------
Prerefunded                                                                11.7%
--------------------------------------------------------------------------------
Utilities                                                                  10.9%
--------------------------------------------------------------------------------
Transportation                                                              8.3%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        5.2%
--------------------------------------------------------------------------------
Other Revenue                                                               4.4%
--------------------------------------------------------------------------------
Housing                                                                     2.7%
--------------------------------------------------------------------------------
Higher Education                                                            1.8%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distributions.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


20 | Semiannual Report

Performance Summary as of 12/31/07

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKCIX)                             CHANGE   12/31/07   6/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.11   $  11.44   $ 11.33
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/07-12/31/07)
--------------------------------------------------------------------------------
Dividend Income                           $0.2146
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCCIX)                             CHANGE   12/31/07   6/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.10   $  11.46   $ 11.36
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/07-12/31/07)
--------------------------------------------------------------------------------
Dividend Income                           $0.1831
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------
CLASS A 1                                      6-MONTH           1-YEAR    5-YEAR        10-YEAR
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       +2.89%           +3.14%   +18.70%        +54.00%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   +0.58%           +0.78%    +3.01%         +4.17%
------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.69%
------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                6.26%
------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.32%
------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.63%
------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                     0.66%
------------------------------------------------------------------------------------------------------
CLASS C                                        6-MONTH           1-YEAR    3-YEAR   INCEPTION (7/1/03)
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       +2.51%           +2.49%    +8.01%        +12.75%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   +1.51%           +1.50%    +2.60%         +2.70%
------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.23%
------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                5.48%
------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           2.86%
------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            4.85%
------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                     1.20%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 21

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 12/31/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.


22 | Semiannual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 7/1/07      VALUE 12/31/07   PERIOD* 7/1/07-12/31/07
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,028.90              $3.37
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,021.82              $3.35
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,025.10              $6.11
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.10              $6.09
-------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio annualized for each class (A: 0.66% and C: 1.20%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


24 | Semiannual Report

Franklin California Limited-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital, by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of five years or less.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 12/31/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ...............................   56.0%
AA ................................    8.6%
A .................................   20.6%
BBB ...............................   13.6%
Not Rated by S&P ..................    1.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                   MOODY'S
AAA or Aaa                   1.2%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Limited-Term Tax-Free Income Fund's semiannual report for the period ended December 31, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $9.86 on June 30, 2007, to $9.92 on December 31, 2007. The Fund's Class A shares paid dividends totaling 14.10 cents per share for the same period. 2

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 62.


                                                          Semiannual Report | 25

DIVIDEND DISTRIBUTIONS*
Franklin California Limited-Term
Tax-Free Income Fund - Class A

--------------------------------------------------------------------------------
MONTH                                                        DIVIDEND PER SHARE
--------------------------------------------------------------------------------
July                                                                 2.30 cents
--------------------------------------------------------------------------------
August                                                               2.36 cents
--------------------------------------------------------------------------------
September                                                            2.36 cents
--------------------------------------------------------------------------------
October                                                              2.36 cents
--------------------------------------------------------------------------------
November                                                             2.45 cents
--------------------------------------------------------------------------------
December                                                             2.28 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PORTFOLIO BREAKDOWN
Franklin California Limited-Term
Tax-Free Income Fund
12/31/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         24.1%
--------------------------------------------------------------------------------
Utilities                                                                  22.2%
--------------------------------------------------------------------------------
Tax-Supported                                                              18.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     11.8%
--------------------------------------------------------------------------------
Other Revenue                                                              10.7%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        8.3%
--------------------------------------------------------------------------------
Transportation                                                              2.9%
--------------------------------------------------------------------------------
Higher Education                                                            1.1%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.70%. An investor in the 2007 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 4.58% from a taxable investment to match the Fund's Class A tax-free distribution rate.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to three-year range. Short-term rates trended down over the period and we sought to take advantage of relatively higher yields present on this area of the yield curve. As a result of our strategy, the Fund was positioned to preserve capital and produce tax-free income.

Thank you for your participation in Franklin California Limited-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


26 | Semiannual Report

Performance Summary as of 12/31/07

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FCALX)                           CHANGE    12/31/07    6/30/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.06       $9.92      $9.86
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/07-12/31/07)
--------------------------------------------------------------------------------
Dividend Income                        $0.1410
--------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURN INCLUDES THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH          1-YEAR   3-YEAR   INCEPTION (9/2/03)
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2                  +2.05%          +3.50%   +6.76%        +8.40%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 3              -0.27%          +1.14%   +1.43%        +1.35%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                             2.70%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5          4.58%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                     2.93%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                      4.97%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
-----------------------------------------------------------------------------------------------
      Without Waiver                               1.26%
-----------------------------------------------------------------------------------------------
      With Waiver                                  0.50%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.50% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 10/31/08.


                                                          Semiannual Report | 27

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

1. If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.38%.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. Distribution rate is based on an annualization of the current 2.28 cent per share monthly dividend and the maximum offering price of $10.15 per share on 12/31/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.


28 | Semiannual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 29

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 7/1/07     VALUE 12/31/07   PERIOD* 7/1/07-12/31/07
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,020.50               $2.54
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,022.62               $2.54
--------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


30 | Semiannual Report

Franklin California
Tax-Exempt Money Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital and liquidity. 1 The Fund's portfolio invests at least 80% of its total assets in securities that pay interest free from such taxes. The Fund tries to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

This semiannual report for Franklin California Tax-Exempt Money Fund covers the period ended December 31, 2007.

PERFORMANCE OVERVIEW

With declining short-term interest rates, money market portfolio yields decreased during the period. Largely as a result, Franklin California Tax-Exempt Money Fund's seven-day effective yield fell from 3.15% at the beginning of the period to 2.78% on December 31, 2007.

INVESTMENT STRATEGY

We invest at least 80% of the Fund's total assets in high quality, short-term municipal securities whose interest is free from federal and California state personal income tax. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 66.


                                                          Semiannual Report | 31

PERFORMANCE SUMMARY
Franklin California Tax-Exempt Money Fund
SYMBOL: FCLXX
12/31/07

--------------------------------------------------------------------------------
Seven-day effective yield 1                                                2.78%
--------------------------------------------------------------------------------
Seven-day annualized yield                                                 2.74%
--------------------------------------------------------------------------------
Taxable equivalent yield 2                                                 4.64%
--------------------------------------------------------------------------------
Total annual operating expenses 3                                          0.55%
--------------------------------------------------------------------------------

1. Seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the published rates as of 12/24/07 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

3. Figures are as stated in the Fund's prospectus current as of the date of this report.

Annualized and effective yields are for the seven-day period ended 12/31/07. The Fund's average weighted maturity was 24 days. Yield reflects Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin California Tax-Exempt Money Fund
12/31/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Variable Rate Notes                                                        83.1%
--------------------------------------------------------------------------------
Notes and Bonds                                                            11.1%
--------------------------------------------------------------------------------
Tax-Exempt Commercial Paper                                                 5.8%
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

Short-term municipal bond yields declined during the reporting period, reflecting increased demand for high-quality, short-term instruments, and three consecutive decreases in the federal funds target rate by the Federal Reserve Board.

The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin California Tax-Exempt Money Fund, averaged a rate of 3.57% for the period under review. 2

The Fund participated and reinvested in several issues during the period under review including California State revenue anticipation notes, University of California Regents commercial paper program, and the Turlock California Irrigation District commercial paper program.

Thank you for your continued participation in Franklin California Tax-Exempt Money Fund. We look forward to serving your future investment needs.

2. Source: Thomson Financial. The SIFMA Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria. The index is unmanaged and does not reflect management fees and expenses that affect Fund performance. One cannot invest directly in an index, nor is the index representative of the Fund's portfolio.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


32 | Semiannual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your  account  value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT      ENDING ACCOUNT         EXPENSES PAID DURING
                                                      VALUE 7/1/07         VALUE 12/31/07        PERIOD* 7/1/07-12/31/07
------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000               $1,015.00                    $2.79
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000               $1,022.37                    $2.80
------------------------------------------------------------------------------------------------------------------------

*Expenses are calculated using the most recent annualized six-month expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


34 | Semiannual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 DECEMBER 31, 2007                       YEAR ENDED JUNE 30,
CLASS A                                             (UNAUDITED)           2007         2006         2005         2004         2003
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $    12.48      $    12.43   $    12.85   $    12.24   $    12.83   $    12.32
                                                 ----------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ....................           0.27            0.54         0.55         0.55         0.56         0.57
   Net realized and unrealized gains
      (losses) ................................           0.05            0.05        (0.43)        0.62        (0.59)        0.51
                                                 ----------------------------------------------------------------------------------
Total from investment operations ..............           0.32            0.59         0.12         1.17        (0.03)        1.08
                                                 ----------------------------------------------------------------------------------
Less distributions from net investment
   income .....................................          (0.27)          (0.54)       (0.54)       (0.56)       (0.56)       (0.57)
                                                 ----------------------------------------------------------------------------------
Redemption fees ...............................             -- e            -- e         -- e         -- e         --           --
                                                 ----------------------------------------------------------------------------------
Net asset value, end of period ................     $    12.53      $    12.48   $    12.43   $    12.85   $    12.24   $    12.83
                                                 ==================================================================================

Total return c ................................           2.59%           4.79%        0.96%        9.70%       (0.22)%       8.97%

RATIOS TO AVERAGE NET ASSETS d
Expenses ......................................           0.60%           0.61%        0.61%        0.61%        0.61%        0.61%
Net investment income .........................           4.28%           4.29%        4.34%        4.38%        4.51%        4.50%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $1,898,804      $1,810,358   $1,751,279   $1,780,642   $1,698,669   $1,912,784
Portfolio turnover rate .......................           6.94%           6.77%        5.75%        3.87%       12.21%        9.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 35

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  DECEMBER 31, 2007                        YEAR ENDED JUNE 30,
CLASS B                                              (UNAUDITED)           2007         2006         2005         2004         2003
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $    12.54      $    12.49   $    12.91   $    12.29   $    12.88   $    12.37
                                                  ----------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .....................           0.24            0.48         0.48         0.49         0.50         0.50
   Net realized and unrealized gains (losses) ..           0.05            0.04        (0.43)        0.62        (0.60)        0.51
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............           0.29            0.52         0.05         1.11        (0.10)        1.01
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..          (0.24)          (0.47)       (0.47)       (0.49)       (0.49)       (0.50)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................             -- e            -- e         -- e         -- e         --           --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................     $    12.59      $    12.54   $    12.49   $    12.91   $    12.29   $    12.88
                                                  ==================================================================================

Total return c .................................           2.30%           4.20%        0.41%        9.15%       (0.77)%       8.34%

RATIOS TO AVERAGE NET ASSETS d
Expenses .......................................           1.15%           1.16%        1.16%        1.16%        1.16%        1.16%
Net investment income ..........................           3.73%           3.74%        3.79%        3.83%        3.96%        3.95%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $   53,935      $   59,127   $   68,922   $   78,038   $   77,169   $   85,698
Portfolio turnover rate ........................           6.94%           6.77%        5.75%        3.87%       12.21%        9.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.


36 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  DECEMBER 31, 2007                        YEAR ENDED JUNE 30,
CLASS C                                              (UNAUDITED)          2007          2006         2005         2004         2003
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $    12.60      $    12.55   $    12.97   $    12.34   $    12.93   $    12.41
                                                  ----------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .....................           0.24            0.48         0.48         0.49         0.50         0.50
   Net realized and unrealized gains (losses) ..           0.06            0.04        (0.43)        0.63        (0.60)        0.52
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............           0.30            0.52         0.05         1.12        (0.10)        1.02
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..          (0.24)          (0.47)       (0.47)       (0.49)       (0.49)       (0.50)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................             -- e            -- e         -- e         -- e         --           --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................     $    12.66      $    12.60   $    12.55   $    12.97   $    12.34   $    12.93
                                                  ==================================================================================

Total return c .................................           2.36%           4.17%        0.40%        9.19%       (0.78)%       8.39%

RATIOS TO AVERAGE NET ASSETS d
Expenses .......................................           1.15%           1.16%        1.16%        1.16%        1.16%        1.16%
Net investment income ..........................           3.73%           3.74%        3.79%        3.83%        3.96%        3.95%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $  147,165      $  139,476   $  133,560   $  129,156   $  120,610   $  136,674
Portfolio turnover rate ........................           6.94%           6.77%        5.75%        3.87%       12.21%        9.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 37

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 94.7%
   MUNICIPAL BONDS 94.7%
   CALIFORNIA 94.7%
   ABAG Finance Authority for Nonprofit Corps. COP,
        Lincoln Child Center Inc., California Mortgage Insured, 6.125%, 11/01/24 ............    $   1,950,000     $     1,993,680
        Lytton Gardens Inc., Refunding, California Mortgage Insured, 6.00%, 2/15/30 .........        3,500,000           3,546,515
        Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 .......................        5,000,000           5,061,650
   ABAG Finance Authority for Nonprofit Corps. Revenue,
        Poway Retirement Housing Foundation Housing Inc. Project, Series A, California
          Mortgage Insured, 5.375%, 11/15/25 ................................................        5,145,000           5,308,096
        Sansum-Santa Barbara, Refunding, Series A, California Mortgage Insured, 5.60%,
          4/01/26 ...........................................................................        2,750,000           2,861,100
   Acalanes UHSD, GO, Capital Appreciation, Election of 2002, Series A, FGIC Insured,
      zero cpn., 8/01/25 ....................................................................        9,045,000           3,735,585
   Alameda Corridor Transportation Authority Revenue, AMBAC Insured, zero cpn. to 10/01/12,
        5.25% thereafter, 10/01/21 ..........................................................       64,660,000          54,295,649
        5.45% thereafter, 10/01/25 ..........................................................       25,000,000          20,572,500
   Alameda Power and Telecommunication Electric System Revenue COP, Refunding, Series A,
      MBIA Insured, 5.75%, 7/01/30 ..........................................................        3,305,000           3,529,244
   Alhambra City Elementary School District GO,
        Capital Appreciation, Election of 1999, Series B, FGIC Insured, zero cpn., 9/01/27 ..        3,035,000           1,116,971
        Series A, FSA Insured, Pre-Refunded, 5.60%, 9/01/24 .................................        2,065,000           2,173,887
   Antelope Valley UHSD, GO, Series A, MBIA Insured, 5.00%, 2/01/27 .........................        5,000,000           5,191,800
   Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA Insured, zero cpn.,
        8/01/29 .............................................................................        5,110,000           1,684,614
        8/01/33 .............................................................................       11,690,000           3,113,865
        8/01/39 .............................................................................        9,620,000           1,838,767
        8/01/46 .............................................................................       27,665,000           3,595,897
   Arcata Joint Powers Financing Authority Wastewater Revenue, FSA Insured, 5.80%,
      12/01/22 ..............................................................................        1,080,000           1,114,733
   Atascadero CDA Tax Allocation, Redevelopment Project, XLCA Insured, 5.00%, 9/01/34 .......        4,315,000           4,399,962
   Bakersfield City School District GO, Series A, FSA Insured, 5.00%,
        11/01/27 ............................................................................        2,415,000           2,558,837
        11/01/28 ............................................................................        2,535,000           2,679,977
   Baldwin Park RDA Tax Allocation, Refunding, FSA Insured, 5.70%, 9/01/25 ..................        4,000,000           4,334,800
   Baldwin Park USD, GO, Election of 2006, FSA Insured, 5.00%, 8/01/31 ......................        5,440,000           5,749,264
   Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 ......................        1,500,000           1,536,840
   Brea and Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 ..........................        1,000,000           1,056,530
   Brentwood Infrastructure Financing Authority Infrastructure Revenue, Refunding, Series A,
      FSA Insured, 5.00%, 9/02/32 ...........................................................        3,800,000           3,917,040
   Cabrillo Community College District GO,
        Capital Appreciation, Election of 2004, Series B, MBIA Insured, zero cpn., 8/01/39 ..       12,570,000           2,329,849
        Series C, AMBAC Insured, Pre-Refunded, 5.375%, 5/01/26 ..............................        5,400,000           5,786,478
   California Community College Financing Authority Lease Revenue, Grossmont Palomar and
      Shasta, Series A, MBIA Insured, 5.125%, 4/01/31 .......................................        3,030,000           3,172,349
   California Educational Facilities Authority Revenue,
        Pomona College, Series B, Pre-Refunded, 5.50%, 7/01/29 ..............................        4,455,000           4,664,920
        Stanford University, Refunding, Series O, 5.125%, 1/01/31 ...........................       24,705,000          24,992,319
   California Health Facilities Financing Authority Revenue,
        Asian Community Center, Series A, AMBAC Insured, 5.00%, 4/01/37 .....................       10,550,000          10,808,158
        Catholic Healthcare West, Refunding, ACA Insured, 5.00%, 7/01/28 ....................       10,000,000           9,974,500


38 | Semiannual Report

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   California Health Facilities Financing Authority Revenue, (continued)
        Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/28 .......................    $  12,995,000     $    12,961,863
        Catholic Healthcare West, Series A, Pre-Refunded, 5.00%, 7/01/28 ....................        2,005,000           2,045,762
        Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25 ..        1,095,000           1,133,719
        The Help Group, Refunding, California Mortgage Insured, 5.40%, 8/01/22 ..............        5,000,000           5,095,700
        Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ....................................       15,400,000          15,753,584
        Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 ...................................        5,000,000           5,127,450
        Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 ...................................        4,000,000           4,098,960
        Marshall Hospital, Refunding, Series A, California Mortgage Insured, 5.30%,
          11/01/28 ..........................................................................        3,325,000           3,354,360
        Northern California Presbyterian, Refunding, 5.40%, 7/01/28 .........................        5,000,000           4,938,950
        Orange County Health Facility, Series A, California Mortgage Insured, 6.20%,
          11/01/24 ..........................................................................        3,435,000           3,512,116
        Senior Living, Aldersly, Series A, California Mortgage Insured, 5.25%, 3/01/32 ......        2,000,000           2,051,580
        Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/19 ....................        1,585,000           1,628,683
        Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/38 ....................        3,735,000           3,795,208
        Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/19 .................          115,000             119,671
        Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/38 .................          265,000             275,764
        True to Life Children's Services, Series A, California Mortgage Insured, 5.625%,
          9/01/25 ...........................................................................        1,250,000           1,295,275
        UCSF-Stanford Health Care, Series A, FSA Insured, Pre-Refunded, 5.00%, 11/15/28 .....        9,530,000           9,798,746
   California HFAR, Home Mortgage, Series N, AMBAC Insured, zero cpn. to 2/01/10,
      6.30% thereafter, 8/01/31 .............................................................          240,000             212,611
   California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
      first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 .....................        8,460,000           9,236,882
   California PCFA, PCR, Southern California Edison Co., Refunding, Series C, MBIA Insured,
      5.55%, 9/01/31 ........................................................................        4,800,000           4,991,184
   California Public School District Financing Authority Lease Revenue, Southern Kern USD,
      Series B, FSA Insured, ETM, 5.90%, 9/01/26 ............................................        1,615,000           1,916,682
   California State Department of Water Resources Central Valley Project Revenue, Water
      System, Refunding, Series Q, MBIA Insured, 5.375%, 12/01/27 ...........................          365,000             367,497
   California State Department of Water Resources Water Revenue,
        Central Valley Project, Refunding, Series AD, FSA Insured, 5.00%, 12/01/26 ..........        2,170,000           2,273,835
        Refunding, Series W, FSA Insured, 5.125%, 12/01/29 ..................................        5,000,000           5,186,800
        System, Central Valley Project, Refunding, Series AC, MBIA Insured, 5.00%,
          12/01/26 ..........................................................................        3,575,000           3,746,993
   California State GO,
        FGIC Insured, 5.375%, 6/01/26 .......................................................        1,350,000           1,361,799
        FSA Insured, Pre-Refunded, 5.50%, 9/01/29 ...........................................       34,500,000          36,263,985
        MBIA Insured, 6.00%, 8/01/16 ........................................................          210,000             210,460
        MBIA Insured, 6.00%, 10/01/21 .......................................................           65,000              65,459
        MBIA Insured, Pre-Refunded, 5.00%, 8/01/29 ..........................................       19,520,000          20,329,690
        Pre-Refunded, 5.00%, 10/01/27 .......................................................       30,790,000          31,574,837
        Pre-Refunded, 5.125%, 6/01/31 .......................................................       24,705,000          26,310,578
        Refunding, 5.125%, 6/01/31 ..........................................................          295,000             300,381
        Refunding, MBIA Insured, 5.00%, 8/01/29 .............................................          730,000             749,790
        Various Purposes, 5.00%, 11/01/32 ...................................................       22,500,000          22,759,875
   California State Local Government Finance Authority Revenue, Marin Valley Mobile,
      Senior Series A, FSA Insured, 5.80%, 10/01/20 .........................................        3,770,000           3,853,468


                                                          Semiannual Report | 39

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   California State Public Works Board Lease Revenue, Department of Mental Health Hospital,
      Series A, AMBAC Insured, 5.00%,
        12/01/21 ............................................................................    $   4,100,000     $     4,276,423
        12/01/26 ............................................................................        5,675,000           5,823,515
   California State University Foundation Revenue, Monterey Bay, MBIA Insured, Pre-Refunded,
      5.35%, 6/01/31 ........................................................................        2,000,000           2,145,760
   California State University of Los Angeles Auxiliary Services Inc. Revenue, MBIA Insured,
      Pre-Refunded, 5.125%, 6/01/33 .........................................................        3,200,000           3,410,112
   California State University Revenue and Colleges Revenue, Systemwide, Refunding, Series A,
      AMBAC Insured, 5.00%, 11/01/33 ........................................................       22,000,000          22,624,580
   California Statewide CDA,
        COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ...............................       12,250,000          11,760,122
        COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 ........................................        9,700,000          10,357,466
        COP, MBIA Insured, 5.00%, 4/01/18 ...................................................        3,000,000           3,038,880
        COP, Refunding, California Mortgage Insured, 5.75%, 8/01/21 .........................        9,585,000           9,924,021
        COP, Refunding, FSA Insured, 5.50%, 8/15/31 .........................................        7,000,000           7,319,760
        MFHR, Silver Ridge Apartments, Mandatory Put 8/01/21, Series H, FNMA Insured, 5.80%,
          8/01/33 ...........................................................................        2,785,000           2,898,962
   California Statewide CDA Revenue,
        COP, John Muir/Mt. Diablo Health System, MBIA Insured, 5.125%, 8/15/22 ..............        5,000,000           5,108,050
        Hospital Monterey Peninsula, Series B, FSA Insured, 5.25%, 6/01/23 ..................        2,000,000           2,124,420
        Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/27 ......       15,000,000          15,034,200
        Refunding, California Mortgage Insured, 5.00%, 8/01/21 ..............................        2,035,000           2,075,558
        St. Ignatius College Preparatory, AMBAC Insured, 5.00%, 6/01/37 .....................        7,215,000           7,449,776
   California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
        Refunding, Series A, FSA Insured, 5.00%, 10/01/32 ...................................        9,320,000           9,568,378
        Refunding, Series B, FSA Insured, 5.75%, 10/01/29 ...................................        1,465,000           1,522,911
        Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 ................................        2,400,000           2,556,408
        Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 ................................        1,020,000           1,083,230
   Campbell USD, GO, FSA Insured, 5.00%, 8/01/27 ............................................        7,150,000           7,401,108
   Castaic Lake Water Agency Revenue COP,
        1999 Project, Refunding, AMBAC Insured, 4.50%, 8/01/26 ..............................        7,700,000           7,604,289
        Series A, MBIA Insured, 5.00%, 8/01/29 ..............................................        8,000,000           8,168,000
   Chabot-Las Positas Community College District GO, Capital Appreciation Bonds, Series C,
      AMBAC Insured, zero cpn.,
        8/01/35 .............................................................................       10,000,000           2,363,500
        8/01/36 .............................................................................       10,000,000           2,205,900
        8/01/37 .............................................................................       15,045,000           3,147,715
   Chaffey Community College District GO,
        Refunding, Series A, FSA Insured, 5.00%, 7/01/27 ....................................          270,000             282,922
        Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/27 .................................        5,480,000           5,946,732
   Charter Oak USD, GO, Election of 2000, Series D, FGIC Insured, 5.00%, 8/01/30 ............        3,115,000           3,224,679
   Chico PFAR, Merged Redevelopment Project Area, MBIA Insured, 5.125%, 4/01/24 .............        2,790,000           2,926,012
   Chino Basin Regional Financing Authority Revenue, Municipal Water District, Sewer System
      Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 .....................................        2,000,000           2,004,700


40 | Semiannual Report

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Chula Vista Elementary School District GO, Election of 1998, Series F, MBIA Insured,
      5.00%, 8/01/28 ........................................................................    $   2,685,000     $     2,799,381
   Clovis PFAR, 2001 Corp. Yard Project, AMBAC Insured, 5.00%, 3/01/27 ......................        3,265,000           3,367,292
   Compton USD, GO, Election of 2002, Series B, MBIA Insured, Pre-Refunded, 5.00%,
      6/01/29 ...............................................................................        2,000,000           2,193,680
   Corona-Norco USD,
        COP, Refunding, FSA Insured, 5.125%, 4/15/25 ........................................        5,355,000           5,529,573
        COP, Refunding, FSA Insured, 5.125%, 4/15/29 ........................................        2,540,000           2,620,010
        GO, Capital Appreciation, Refunding, Series B, FSA Insured, zero cpn., 3/01/25 ......        1,400,000             622,482
        GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/23 .................        2,320,000           1,124,342
        GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/24 .................        2,620,000           1,200,563
        GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/25 ................        4,655,000           1,952,912
        GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/26 ................        6,080,000           2,410,720
        GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/26 .........................        1,605,000           1,713,145
        GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/27 .........................        2,000,000           2,129,880
   Coronado CDA Tax Allocation, Community Development Project, MBIA Insured, 5.375%,
      9/01/26 ...............................................................................        2,700,000           2,880,819
   Cucamonga County Water District COP, FGIC Insured, 5.00%, 9/01/29 ........................        5,070,000           5,179,461
   Culver City USD, GO, MBIA Insured, Pre-Refunded,
        5.125%, 8/01/37 .....................................................................          650,000             664,866
        5.20%, 8/01/38 ......................................................................        3,285,000           3,431,314
   Delano USD, COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 ......................        1,620,000           1,788,188
   East Bay MUD Water System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 ...............       14,000,000          14,862,960
   El Centro Financing Authority Wastewater Revenue, Series A, FSA Insured, 5.25%,
      10/01/35 ..............................................................................        6,200,000           6,578,572
   El Monte City School District GO, Election of 2004,
        Series A, FGIC Insured, 5.00%, 5/01/30 ..............................................        4,500,000           4,638,825
        Series B, FSA Insured, 5.00%, 8/01/32 ...............................................        5,535,000           5,845,181
   El Monte Water Authority Revenue, Water System Project, AMBAC Insured, Pre-Refunded,
      5.60%, 9/01/34 ........................................................................        1,800,000           1,951,902
   Escondido Joint Powers Financing Authority Lease Revenue, AMBAC Insured, 5.125%,
      9/01/30 ...............................................................................        3,770,000           3,856,635
   Escondido USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 ...................       11,665,000          12,572,304
   Eureka USD, GO, FSA Insured, 5.00%, 8/01/25 ..............................................        4,145,000           4,360,084
   Fairfield Suisun USD, GO,
        Election of 2002, MBIA Insured, 5.00%, 8/01/25 ......................................        4,185,000           4,387,721
        MBIA Insured, 5.00%, 8/01/27 ........................................................       12,000,000          12,490,560
   Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
      MBIA Insured, 5.00%, 3/01/33 ..........................................................        5,000,000           5,147,950
   Folsom COP, Central Business District Fire Station, MBIA Insured, 5.125%, 10/01/26 .......        2,030,000           2,120,579
   Foothill/Eastern Corridor Agency Toll Road Revenue,
        Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/17 ...................       20,000,000          12,804,600
        Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/18 ...................       25,000,000          15,105,750
        Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/19 ...................        5,970,000           3,396,333
        senior lien, Refunding, Series A, MBIA Insured, 5.00%, 1/01/35 ......................       66,735,000          67,629,916


                                                          Semiannual Report | 41

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Franklin-McKinley School District GO, Election of 2004, Series A, FGIC Insured, 5.00%,
      8/01/29 ...............................................................................    $   5,280,000     $     5,454,557
   Fresno USD, GO, Refunding,
        Series B, MBIA Insured, 5.00%, 2/01/21 ..............................................        2,860,000           3,109,363
        Series C, MBIA Insured, 5.90%, 2/01/20 ..............................................        2,065,000           2,247,505
        Series C, MBIA Insured, 5.90%, 8/01/22 ..............................................        3,000,000           3,271,740
   Fullerton School District GO, Capital Appreciation, Series A, FGIC Insured, zero cpn.,
      8/01/23 ...............................................................................        3,030,000           1,429,918
   Fullerton University Foundation Auxiliary Organization Revenue, Series A, MBIA Insured,
      5.75%,
        7/01/25 .............................................................................        1,250,000           1,338,238
        7/01/30 .............................................................................        1,000,000           1,069,100
   Gilroy USD, GO, Election of 2002, FGIC Insured, 5.00%, 8/01/30 ...........................        8,650,000           8,924,724
   Glendale USD, GO, Series C, FSA Insured, 5.50%, 9/01/24 ..................................        2,750,000           2,883,732
   Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured, 5.00%,
      9/01/24 ...............................................................................        5,000,000           5,184,000
   Grossmont UHSD,
        COP, FSA Insured, Pre-Refunded, 5.75%, 9/01/26 ......................................        2,250,000           2,336,782
        GO, Capital Appreciation, Election of 2004, FSA Insured, zero cpn., 8/01/24 .........        5,110,000           2,350,702
   Hartnell Community College District GO, Election of 2002, Series B, FSA Insured, 5.00%,
      6/01/31 ...............................................................................        5,000,000           5,255,400
   Hollister RDA Tax Allocation, Community Development Project, Refunding, AMBAC Insured,
      5.125%, 10/01/32 ......................................................................       19,815,000          20,505,156
   Huntington Beach City and School District COP, MBIA Insured, Pre-Refunded, 5.25%,
      7/01/29 ...............................................................................        1,795,000           1,890,261
   Huntington Beach UHSD, GO, Election of 2004, FGIC Insured, 5.00%, 8/01/35 ................        3,000,000           3,091,980
   Jefferson San Mateo County UHSD, GO, Refunding, Series A, MBIA Insured, 6.45%,
        8/01/25 .............................................................................        3,045,000           3,477,573
        8/01/29 .............................................................................        3,075,000           3,510,389
   Jurupa Community Services District Special Tax, CFD No. 2, Series A, AMBAC Insured,
      5.00%, 9/01/32 ........................................................................        7,000,000           7,154,070
   Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 ............................................        1,600,000           1,701,888
   Kern Community College District COP, Refunding, MBIA Insured, 5.00%, 1/01/25 .............        7,800,000           7,878,000
   Kern High School District GO,
        Election of 2004, Series C, FGIC Insured, 5.00%, 8/01/33 ............................        7,535,000           7,779,209
        FSA Insured, ETM, 6.625%, 8/01/14 ...................................................        1,535,000           1,833,404
        FSA Insured, ETM, 6.625%, 8/01/15 ...................................................        1,400,000           1,699,250
   Lancaster Financing Authority Tax Allocation Revenue, Subordinated, Redevelopment
      Projects No. 5 and 6, Series B, FGIC Insured, 5.00%, 2/01/35 ..........................        5,775,000           5,896,044
   Lancaster School District GO, Capital Appreciation, Election of 1999, MBIA Insured,
      zero cpn.,
        8/01/25 .............................................................................        5,495,000           2,354,827
        7/01/26 .............................................................................        5,965,000           2,428,173
   Las Virgenes USD, GO, Series A, FSA Insured, 5.00%, 8/01/28 ..............................        5,245,000           5,544,385
   Lodi COP, Wastewater Treatment Project, Refunding, AMBAC Insured, Pre-Refunded, 6.70%,
      8/01/26 ...............................................................................        8,575,000           8,727,721


42 | Semiannual Report

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Lodi Electric Systems Revenue COP, Series A, MBIA Insured, Pre-Refunded, 5.50%,
      1/15/32 ...............................................................................    $   4,000,000     $     4,143,200
   Lodi USD, GO, MBIA Insured, 5.00%, 8/01/23 ...............................................        2,150,000           2,229,916
   Lodi USD School Facilities Improvement District No. 1 GO, Election of 2006, FSA Insured,
      5.00%,
        8/01/30 .............................................................................        6,450,000           6,827,067
        8/01/32 .............................................................................        8,220,000           8,680,649
   Lompoc USD, GO, Election of 2002, Series C, FSA Insured, 5.00%,
        6/01/27 .............................................................................        3,020,000           3,213,310
        6/01/32 .............................................................................        3,000,000           3,165,720
   Long Beach Bond Finance Authority Lease Revenue,
        Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/19 ............        4,000,000           4,200,880
        Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/26 ............       11,000,000          11,360,690
        Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.25%, 11/01/30 ............        2,000,000           2,090,440
        Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/26 ...................        6,780,000           6,987,400
        Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/31 ...................       10,500,000          10,765,965
   Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach Redevelopment
      Projects, Series A, AMBAC Insured,
        5.00%, 8/01/25 ......................................................................        7,015,000           7,231,413
        5.00%, 8/01/31 ......................................................................        3,135,000           3,210,773
        Pre-Refunded, 5.00%, 8/01/25 ........................................................        6,535,000           7,043,292
        Pre-Refunded, 5.00%, 8/01/31 ........................................................        8,865,000           9,554,520
   Long Beach University School District GO, Election of 1999, Series C, MBIA Insured,
      5.125%, 8/01/31 .......................................................................       13,870,000          14,206,764
   Los Angeles Community College District GO,
        Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ................................        4,000,000           4,258,000
        Series B, FSA Insured, 5.00%, 8/01/27 ...............................................        4,000,000           4,193,920
   Los Angeles COP,
        Municipal Improvement Corp. of Los Angeles, Program AW Certificates, AMBAC Insured,
          5.00%, 6/01/27 ....................................................................        5,895,000           6,086,293
        Real Property Program, MBIA Insured, 5.00%, 2/01/27 .................................        9,890,000          10,175,722
   Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured,
      Pre-Refunded, 5.25%,
        11/01/27 ............................................................................        2,500,000           2,649,775
        11/01/33 ............................................................................        2,500,000           2,649,775
   Los Angeles County Public Works Financing Authority Lease Revenue, Master Refunding
      Project, Refunding, Series B, FGIC Insured, 5.00%, 9/01/31 ............................        7,600,000           7,749,340
   Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
      District No. 14, Sub Series B, FGIC Insured, 5.00%, 10/01/29 ..........................        6,460,000           6,634,743
   Los Angeles Department of Water and Power Waterworks Revenue, System, Sub Series A-2,
      AMBAC Insured, 5.00%, 7/01/44 .........................................................       25,000,000          25,723,250
   Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%, 7/01/22 ..........          755,000             756,925
   Los Angeles USD, GO, Election of 2002, Series C, FSA Insured, 5.00%, 7/01/32 .............       19,000,000          19,906,680
   Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 ...........       10,000,000          10,363,500
   Los Angeles Water and Power Revenue,
        Power System, Refunding, Series A, MBIA Insured, 5.00%, 7/01/24 .....................       12,000,000          12,213,840
        Power System A-1, Series A, AMBAC Insured, 5.00%, 7/01/37 ...........................       20,000,000          20,891,200


                                                          Semiannual Report | 43

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.85%,
      9/01/18 ...............................................................................    $   1,765,000     $     1,861,034
   Lynwood PFA Water Revenue, Water System Improvement Project, MBIA Insured,
        5.85%, 6/01/22 ......................................................................          665,000             696,455
        5.90%, 6/01/29 ......................................................................        3,105,000           3,253,543
   Madera PFA Water and Wastewater Revenue, Refunding, MBIA Insured, 5.00%, 3/01/36 .........        2,000,000           2,066,160
   Marin Municipal Water District COP, Financing Project, AMBAC Insured, 5.00%, 7/01/29 .....        1,200,000           1,245,072
   Mendocino County COP, Public Facilities Corp., MBIA Insured, 5.25%, 6/01/30 ..............        2,680,000           2,834,073
   Merced Irrigation District Electricity System Revenue, Refunding, XLCA Insured, 5.00%,
      9/01/26 ...............................................................................       10,000,000          10,332,800
   Millbrae COP, Police Department Expansion, AMBAC Insured, 5.875%, 3/01/24 ................        1,025,000           1,079,510
   Modesto Irrigation District COP, Capital Improvements, Series A, FSA Insured, 5.00%,
        7/01/26 .............................................................................        5,000,000           5,138,200
        7/01/31 .............................................................................        8,285,000           8,474,229
   Monrovia USD, GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/31 ................        4,915,000           5,170,236
   Montebello Community RDA Tax Allocation, Montebello Hills Redevelopment Project,
      Refunding, MBIA Insured, 5.60%, 3/01/19 ...............................................        2,460,000           2,469,496
   Montebello COP, Capital Improvement Project, Refunding, FSA Insured, 5.375%,
      11/01/26 ..............................................................................        8,715,000           9,347,622
   Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, 5.00%, 8/01/26 ...........        4,000,000           4,396,400
   Morgan Hill USD, GO, FGIC Insured, Pre-Refunded, 5.50%, 8/01/25 ..........................        3,840,000           4,111,642
   Mount Diablo USD, GO, Election of 2002,
        FGIC Insured, 5.00%, 7/01/25 ........................................................        6,025,000           6,244,250
        MBIA Insured, 5.00%, 6/01/28 ........................................................        1,465,000           1,534,148
        MBIA Insured, 5.00%, 6/01/29 ........................................................        1,590,000           1,660,946
   Murrieta Valley USD, COP, MBIA Insured, 5.00%, 8/01/27 ...................................        2,380,000           2,465,299
   Natomas USD, GO, FSA Insured, 5.00%, 9/01/26 .............................................        2,535,000           2,650,342
   Nevada Joint UHSD, GO,
        Election of 2002, Series B, FSA Insured, 5.00%, 8/01/30 .............................        5,125,000           5,371,564
        Series A, FSA Insured, 5.00%, 8/01/26 ...............................................        1,295,000           1,349,157
   Newark USD, GO, Capital Appreciation,
        Series B, FGIC Insured, zero cpn., 8/01/24 ..........................................        9,905,000           3,882,265
        Series C, FSA Insured, zero cpn., 8/01/22 ...........................................        2,165,000           1,031,449
        Series C, FSA Insured, zero cpn., 8/01/23 ...........................................        2,465,000           1,101,066
        Series C, FSA Insured, zero cpn., 8/01/24 ...........................................        2,560,000           1,077,862
        Series C, FSA Insured, zero cpn., 8/01/25 ...........................................        2,705,000           1,073,533
   Norco RDA Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured, 5.625%,
      3/01/30 ...............................................................................        1,000,000           1,066,640
   Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%,
      7/01/23 ...............................................................................        3,200,000           4,288,160
   Oakland Revenue, 1800 Harrison Foundation, Series A, AMBAC Insured, Pre-Refunded,
      6.00%, 1/01/29 ........................................................................       10,000,000          10,571,800
   Oceanside COP, AMBAC Insured, 5.20%, 4/01/23 .............................................        2,500,000           2,624,750
   Orange County Sanitation Districts COP, FGIC Insured, 5.00%, 2/01/33 .....................        8,000,000           8,159,440
   Orinda COP, City Offices, AMBAC Insured, 5.00%, 7/01/30 ..................................        2,155,000           2,250,747
   Palm Springs Financing Authority Lease Revenue, Convention Center Project, Refunding,
      Series A, MBIA Insured, 5.00%, 11/01/25 ...............................................        2,295,000           2,374,591


44 | Semiannual Report

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Pasadena Area Community College District GO, Election of 2002, Series A, FGIC Insured,
      5.00%, 6/01/28 ........................................................................     $   4,000,000    $     4,348,640
   Pasadena USD, GO, Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/24 ...................         1,000,000          1,043,490
   Patterson Joint USD, GO, Capital Appreciation,
        Series A, FGIC Insured, zero cpn., 8/01/22 ..........................................         1,900,000            951,729
        Series A, FGIC Insured, zero cpn., 8/01/24 ..........................................         2,075,000            924,143
        Series A, FGIC Insured, zero cpn., 8/01/25 ..........................................         2,170,000            914,134
        Series A, FGIC Insured, zero cpn., 8/01/26 ..........................................         2,265,000            901,787
        Series C, FGIC Insured, zero cpn., 8/01/23 ..........................................         1,985,000            936,761
   Peralta Community College District GO, Election of 2000, Series B, MBIA Insured, 5.25%,
      8/01/32 ...............................................................................         8,450,000          8,862,613
   Perris CFD No. 93-1 Special Tax, Series A, AMBAC Insured, 5.125%, 8/15/23 ................         4,000,000          4,223,360
   Plumas County COP, Capital Improvement Program, Series A, AMBAC Insured, 5.00%,
      6/01/33 ...............................................................................         3,280,000          3,381,352
   Pomona PFA Lease Revenue, Series AN, AMBAC Insured, 5.00%,
        10/01/30 ............................................................................         5,190,000          5,374,868
        10/01/35 ............................................................................         6,635,000          6,849,377
   Porterville COP, Sewer System Refining Project, Refunding, AMBAC Insured, 5.25%,
      10/01/23 ..............................................................................         3,000,000          3,065,130
   Poway RDA Tax Allocation,
        MBIA Insured, Pre-Refunded, 5.75%, 6/15/33 ..........................................         9,250,000         10,131,710
        Paguay Redevelopment Project, AMBAC Insured, 5.00%, 12/15/25 ........................         9,195,000          9,437,656
        Refunding, MBIA Insured, 5.75%, 6/15/33 .............................................         2,225,000          2,416,617
   Rancho Cucamonga RDA Tax Allocation, Rancho Redevelopment Project, Refunding,
      FSA Insured, 5.25%, 9/01/20 ...........................................................         2,500,000          2,604,500
   Redwood City School District GO, FGIC Insured, 5.00%, 7/15/27 ............................         3,000,000          3,089,310
   Rescue USD, GO, Election of 1998, MBIA Insured, 5.00%, 9/01/30 ...........................         7,015,000          7,285,709
   Ripon RDA Tax Allocation, Community Redevelopment Project, MBIA Insured, Pre-Refunded,
      5.85%, 11/01/30 .......................................................................         3,975,000          4,352,545
   Rohnert Park Community Development Commission Tax Allocation, Redevelopment Project,
      Series R, FGIC Insured, 5.00%, 8/01/37 ................................................         5,000,000          5,030,050
   Roseville Financing Authority Revenue, senior lien, Series A, AMBAC Insured, 5.00%,
      9/01/25 ...............................................................................         5,675,000          5,896,892
   Rowland USD, GO, Series A, FSA Insured, Pre-Refunded, 5.25%, 9/01/25 .....................         5,685,000          6,061,802
   Sacramento Area Flood Control Agency Revenue, Consolidated, Capital AD, Refunding,
      Series A, FGIC Insured, 5.00%, 10/01/32 ...............................................         5,000,000          5,084,500
   Sacramento Area Flood Control Agency Special Assessment, Subordinated, Capital AD No. 2,
      FGIC Insured, 5.80%, 11/01/16 .........................................................         1,000,000          1,012,170
   Sacramento City Financing Authority Revenue,
        Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/26 .........         8,395,000          8,912,468
        Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32 .........        21,500,000         22,825,260
        City Hall and Redevelopment Projects, Series A, FSA Insured, Pre-Refunded, 5.00%,
          12/01/28 ..........................................................................        10,000,000         10,830,200
   Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
      County Sanitation District, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/35 ....        10,000,000         11,035,700
   Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, FSA Insured,
      5.75%, 9/01/30 ........................................................................         3,435,000          3,711,724


                                                          Semiannual Report | 45

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Salida USD, COP, Financing Project, AMBAC Insured, 5.375%, 5/01/26 .......................     $   1,645,000    $     1,648,043
   Salinas UHSD, GO, Election of 2002, Series B, MBIA Insured, 5.00%, 6/01/31 ...............         5,000,000          5,180,300
   San Bernardino City USD, GO, Election of 2004, Series B, FSA Insured, 5.00%, 8/01/28 .....        14,170,000         14,898,621
   San Bernardino County COP, 1997 Public Improvement Financing Project, MBIA Insured,
      5.25%, 10/01/25 .......................................................................         7,000,000          7,151,970
   San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Insured, ETM, zero cpn.,
      5/01/22 ...............................................................................        28,405,000         13,288,143
   San Buenaventura Public Facilities Financing Authority Lease Revenue, FSA Insured, 5.75%,
      6/01/14 ...............................................................................         2,250,000          2,276,933
   San Carlos School District GO, MBIA Insured, Pre-Refunded, 5.50%, 10/01/24 ...............         2,110,000          2,242,192
   San Diego Public Facilities Financing Authority Sewer Revenue, Series B, FGIC Insured,
      5.25%, 5/15/27 ........................................................................         2,950,000          2,984,603
   San Francisco BART District Sales Tax Revenue,
        5.00%, 7/01/28 ......................................................................         2,795,000          2,837,093
        FGIC Insured, Pre-Refunded, 5.50%, 7/01/26 ..........................................         6,500,000          6,806,280
        FGIC Insured, Pre-Refunded, 5.50%, 7/01/34 ..........................................        12,000,000         12,565,440
   San Francisco City and County Airports Commission International Airport Revenue,
      Refunding, Second Series 28A, MBIA Insured, 5.125%,
        5/01/24 .............................................................................         9,745,000         10,016,008
        5/01/27 .............................................................................        16,575,000         16,963,849
   San Francisco City and County Public Utilities Commission Water Revenue, Refunding,
      Series A, FSA Insured, 5.00%, 11/01/31 ................................................         3,885,000          3,999,064
   San Francisco Community College District GO, Series A, FGIC Insured, 5.00%, 6/15/26 ......         6,000,000          6,195,180
   San Francisco State University Foundation Inc. Auxiliary Organization Housing Revenue,
      MBIA Insured, 5.00%, 9/01/31 ..........................................................        13,415,000         14,419,113
   San Gabriel USD, GO, Capital Appreciation,
        Election of 2002, Series C, FSA Insured, zero cpn., 8/01/30 .........................         5,635,000          1,876,737
        Election of 2002, Series C, FSA Insured, zero cpn., 8/01/31 .........................         5,870,000          1,853,570
        Election of 2002, Series C, FSA Insured, zero cpn., 7/01/32 .........................         6,115,000          1,837,435
        Series A, FSA Insured, zero cpn., 8/01/26 ...........................................         3,530,000          1,457,325
        Series A, FSA Insured, zero cpn., 2/01/27 ...........................................         1,850,000            741,628
   San Joaquin Delta Community College District GO, Election of 2004, Series A, FSA Insured,
        5.00%, 8/01/29 ......................................................................           520,000            545,704
        Pre-Refunded, 5.00%, 8/01/29 ........................................................         4,530,000          5,010,361
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
        Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/15/26 .........        13,155,000          5,333,695
        Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ..................................        18,075,000         18,288,827
        Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ...................................        11,860,000         11,999,118
        senior lien, MBIA Insured, 5.00%, 1/01/33 ...........................................        10,035,000         10,050,655
   San Jose Airport Revenue, Refunding, Series B, AMBAC Insured, 5.00%, 3/01/33 .............        12,135,000         12,502,812
   San Jose Financing Authority Lease Revenue, Civic Center Project, Series B, AMBAC Insured,
      5.00%, 6/01/27 ........................................................................        10,000,000         10,290,100
   San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33 .........         3,500,000          3,589,495
   San Juan USD, GO, Election of 1998, Series A, MBIA Insured, 5.00%, 8/01/28 ...............         5,115,000          5,290,649
   San Leandro COP, Library and Fire Stations Financing, AMBAC Insured, Pre-Refunded,
      5.75%, 11/01/29 .......................................................................         5,000,000          5,345,250


46 | Semiannual Report

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project
      Area 3, Series A,
        MBIA Insured, Pre-Refunded,
        5.75%, 10/01/29 .....................................................................     $   5,340,000    $     5,821,882
        5.80%, 10/01/30 .....................................................................         7,800,000          8,462,220
   San Marino USD, GO, Series A, MBIA Insured, zero cpn., 7/01/25 ...........................         6,080,000          2,616,042
   San Mateo County Community College District GO, Election of 2001, Series C, 5.00%,
      3/01/31 ...............................................................................         3,760,000          3,920,890
   San Mateo GO, Library Improvement Project, Series A, AMBAC Insured, 5.25%, 8/01/30 .......         5,790,000          6,135,952
   Santa Ana USD, COP, Capital Appreciation Financing Project, FSA Insured, zero cpn.,
      4/01/24 ...............................................................................        14,245,000          6,603,555
   Santa Clara COP, Refunding, AMBAC Insured, 5.00%, 2/01/27 ................................         5,555,000          5,725,316
   Santa Clara County Financing Authority Lease Revenue, Refunding, Series A, AMBAC Insured,
      5.00%, 11/15/22 .......................................................................         3,950,000          4,034,964
   Santa Monica PFA Lease Revenue, Civic Center Parking Project, XLCA Insured, 5.00%,
      7/01/33 ...............................................................................        11,050,000         11,332,990
   Santa Rosa Wastewater Revenue, Series B, FGIC Insured, Pre-Refunded, 5.125%,
      9/01/31 ...............................................................................         4,000,000          4,270,920
   Santa Rosa Wastewater Service Facilities District Revenue, Refunding and Improvement,
      AMBAC Insured, 6.00%, 7/02/15 .........................................................         2,000,000          2,217,180
   Shasta Tehama Trinity Joint Community College District GO, Election of 2002, Series B,
      FSA Insured, 5.00%, 8/01/30 ...........................................................         9,070,000          9,554,247
   Sonoma CDA Tax Allocation, Redevelopment Project, MBIA Insured, 5.70%, 12/01/30 ..........         3,455,000          3,677,260
   South Gate COP, Series A, AMBAC Insured, 5.00%, 9/01/24 ..................................         3,155,000          3,288,930
   South San Francisco COP, Conference Center Financing, 5.00%, 4/01/29 .....................         2,000,000          2,030,920
   Southern California Public Power Authority Power Project Revenue, Series A, AMBAC
      Insured, Pre-Refunded, 5.00%, 7/01/33 .................................................        29,000,000         31,564,180
   Southern Kern USD, COP, Capital Appreciation, Building Program, Series B, FSA Insured,
      5.625%, 9/01/26 .......................................................................         2,250,000          2,309,872
   Southern Mono Health Care District GO, Series A, MBIA Insured, 5.00%, 8/01/24 ............         3,005,000          3,109,093
   Southern Mono Health Care District Revenue, Capital Appreciation, Series A, MBIA Insured,
      zero cpn.,
        8/01/28 .............................................................................         2,340,000            833,602
        8/01/29 .............................................................................         2,440,000            821,499
        8/01/30 .............................................................................         2,550,000            812,685
        8/01/31 .............................................................................         2,660,000            802,176
   Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 ....................         2,000,000          2,104,000
   Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured,
      5.00%, 9/01/23 ........................................................................         6,500,000          6,679,335
   Susanville PFAR, MBIA Insured, 5.70%, 6/01/30 ............................................         3,000,000          3,223,620
   Tahoe-Truckee USD, GO, ID No. 2, Series A, FGIC Insured, Pre-Refunded, 5.75%, 8/01/20 ....         4,340,000          4,569,760
   Truckee PFA Lease Revenue, Series A, AMBAC Insured, Pre-Refunded, 6.00%, 11/01/30 ........         1,990,000          2,080,048
   Turlock Auxiliary Organization Revenue COP, California State University, Stanislaus
      Foundation, MBIA Insured, 5.875%, 6/01/22 .............................................         1,850,000          1,871,331
   Turlock PFA Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 ..................................         6,855,000          7,174,580
   Union City CRDA Tax Allocation Revenue, Community Redevelopment Project, AMBAC Insured,
      Pre-Refunded, 5.75%, 10/01/32 .........................................................        14,100,000         14,908,635


                                                          Semiannual Report | 47

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Union Elementary School District GO, Capital Appreciation,
        Series A, FGIC Insured, zero cpn., 9/01/24 ..........................................     $   2,000,000    $       887,120
        Series B, FGIC Insured, zero cpn., 9/01/25 ..........................................         5,500,000          2,307,415
        Series B, FGIC Insured, zero cpn., 9/01/26 ..........................................         5,850,000          2,319,525
   University of California Revenues, Multiple Purpose Projects,
        Series K, Pre-Refunded, 5.00%, 9/01/23 ..............................................         3,160,000          3,235,113
        Series M, FGIC Insured, Pre-Refunded, 5.125%, 9/01/30 ...............................         8,720,000          9,113,272
   Vacaville PFA Tax Allocation Revenue, Vacaville Redevelopment Projects, FSA Insured,
      5.00%, 9/01/31 ........................................................................         5,095,000          5,186,608
   Vacaville USD, GO, Election of 2001, MBIA Insured, 5.00%, 8/01/30 ........................         7,425,000          7,684,949
   Vista USD, GO,
        Capital Appreciation, Series A, FSA Insured, zero cpn., 8/01/26 .....................         7,150,000          2,951,806
        Capital Appreciation, Series A, FSA Insured, zero cpn., 2/01/27 .....................         4,795,000          1,922,220
        Series A, FSA Insured, 5.25%, 8/01/25 ...............................................         5,000,000          5,321,100
   Washington Township Health Care District Revenue, Refunding,
        5.00%, 7/01/18 ......................................................................         2,000,000          2,037,320
        5.125%, 7/01/23 .....................................................................           450,000            456,957
   Washington USD, GO, Yolo County, Election of 1999, Series A, FGIC Insured, 5.375%,
      8/01/25 ...............................................................................         2,045,000          2,187,250
   Weaver USD, GO, Election of 2006, Series C, AMBAC Insured, zero cpn., 8/01/47 ............        18,685,000          2,288,726
   West Basin Municipal Water District Revenue COP, Refunding, Series A, MBIA Insured, 5.00%,
        8/01/24 .............................................................................         2,500,000          2,597,150
        8/01/30 .............................................................................         5,745,000          5,913,558
   Western Placer USD Financing Corp. COP, Pre-Refunded, 5.55%, 11/01/30 ....................         6,930,000          7,666,174
   Westlands Water District Revenue COP,
        MBIA Insured, 5.00%, 9/01/29 ........................................................        11,775,000         12,077,382
        Series A, MBIA Insured, 5.00%, 9/01/35 ..............................................         1,460,000          1,486,265
        Series A, MBIA Insured, 5.00%, 9/01/37 ..............................................         4,340,000          4,409,874
   Woodland Finance Authority Lease Revenue, Capital Projects, Refunding, XLCA Insured,
      5.00%, 3/01/32 ........................................................................         6,340,000          6,500,592
   Woodland Finance Authority Wastewater Revenue, second senior lien, MBIA Insured, 5.00%,
        3/01/33 .............................................................................         3,870,000          3,977,547
        3/01/35 .............................................................................         2,590,000          2,660,370
   Woodside Elementary School District GO, Election of 2005, MBIA Insured, Pre-Refunded,
      5.00%, 10/01/29 .......................................................................         4,435,000          4,928,527
                                                                                                                   ----------------
   TOTAL LONG TERM INVESTMENTS (COST $1,878,923,559) ........................................                        1,988,537,590
                                                                                                                   ----------------
   SHORT TERM INVESTMENTS 4.0%
   MUNICIPAL BONDS 4.0%
   CALIFORNIA 3.7%
 a Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
        Series B, AMBAC Insured, Weekly VRDN and Put, 3.22%, 4/01/29 ........................         1,700,000          1,700,000
        Series B, AMBAC Insured, Weekly VRDN and Put, 3.22%, 4/01/39 ........................         1,840,000          1,840,000
        Series B-1, AMBAC Insured, Weekly VRDN and Put, 3.22%, 4/01/45 ......................         1,430,000          1,430,000


48 | Semiannual Report

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
 a California Infrastructure and Economic Development Bank Insured Revenue, Rand Corp.,
      Series B, AMBAC Insured, Daily VRDN and Put, 3.57%, 4/01/42 ...........................     $     575,000    $       575,000
 a California Infrastructure and Economic Development Bank Revenue, J. Paul Getty Trust,
      Series B, Daily VRDN and Put, 3.50%, 4/01/33 ..........................................           525,000            525,000
 a California State Department of Water Resources Power Supply Revenue,
        Refunding, Sub Series F-3, Daily VRDN and Put, 3.53%, 5/01/21 .......................         2,000,000          2,000,000
        Refunding, Sub Series F-5, Daily VRDN and Put, 3.54%, 5/01/22 .......................           450,000            450,000
        Refunding, Sub Series G-3, FSA Insured, Weekly VRDN and Put, 3.28%, 5/01/16 .........         1,900,000          1,900,000
        Series B-1, Daily VRDN and Put, 3.53%, 5/01/22 ......................................         3,800,000          3,800,000
        Series B-2, Daily VRDN and Put, 3.54%, 5/01/22 ......................................         1,500,000          1,500,000
        Series B-3, Daily VRDN and Put, 3.50%, 5/01/22 ......................................         2,225,000          2,225,000
        Series B-4, Daily VRDN and Put, 3.57%, 5/01/22 ......................................         2,200,000          2,200,000
        Series B-5, Daily VRDN and Put, 3.52%, 5/01/22 ......................................         1,400,000          1,400,000
        Series C-7, FSA Insured, Weekly VRDN and Put, 3.28%, 5/01/22 ........................        21,100,000         21,100,000
 a California State Economic Recovery GO, Series C-1, Daily VRDN and Put, 3.52%, 7/01/23 ....           800,000            800,000
 a California State Economic Recovery Revenue,
        Series C-2, Daily VRDN and Put, 3.52%, 7/01/23 ......................................           450,000            450,000
        Series C-3, Daily VRDN and Put, 3.52%, 7/01/23 ......................................         7,900,000          7,900,000
        Series C-4, Daily VRDN and Put, 3.53%, 7/01/23 ......................................         3,500,000          3,500,000
        Series C-16, FSA Insured, Weekly VRDN and Put, 3.28%, 7/01/23 .......................           625,000            625,000
 a California State GO,
        Daily Kindergarten University, Refunding, Series A-2, Daily VRDN and Put, 3.50%,
          5/01/34 ...........................................................................         2,800,000          2,800,000
        Kindergarten-University, Refunding, Series A-1, Daily VRDN and Put, 3.45%, 5/01/34 ..           400,000            400,000
        Kindergarten-University, Refunding, Series B-3, Daily VRDN and Put, 3.27%, 5/01/34 ..           400,000            400,000
        Kindergarten-University, Series A-5, Daily VRDN and Put, 3.52%, 5/01/34 .............           400,000            400,000
        Series A-1, Daily VRDN and Put, 3.55%, 5/01/33 ......................................         1,500,000          1,500,000
        Series A-2, Daily VRDN and Put, 3.52%, 5/01/33 ......................................         1,500,000          1,500,000
        Series A-3, Daily VRDN and Put, 3.52%, 5/01/33 ......................................         2,100,000          2,100,000
 a Daly City HFA, MFR, Refunding, Weekly VRDN and Put, 3.31%, 10/15/29 ......................           500,000            500,000
 a Irvine 1915 Act Special Assessment, AD No. 93-14, Daily VRDN and Put, 3.50%,
      9/02/25 ...............................................................................           500,000            500,000
 a Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding,
      Series D, AMBAC Insured, Weekly VRDN and Put, 3.28%, 8/15/21 ..........................         6,800,000          6,800,000
 a Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2,
      Daily VRDN and Put, 3.27%, 7/01/35 ....................................................         1,000,000          1,000,000
 a Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
      3.28%, 7/01/34 ........................................................................         1,200,000          1,200,000
 a Metropolitan Water District of Southern California Waterworks Revenue,
        Refunding, Series B-3, Daily VRDN and Put, 3.52%, 7/01/35 ...........................           400,000            400,000
        Series B, Weekly VRDN and Put, 3.28%, 7/01/27 .......................................           200,000            200,000
        Series C-2, Daily VRDN and Put, 3.57%, 7/01/36 ......................................         1,000,000          1,000,000
 a Orange County Sanitation District COP, Daily VRDN and Put, 3.50%, 2/01/36 ................           500,000            500,000
                                                                                                                   ----------------
                                                                                                                        77,120,000
                                                                                                                   ----------------


                                                          Semiannual Report | 49

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   U.S. TERRITORY 0.3%
 a Puerto Rico Commonwealth GO, Public Improvement, Refunding,
        Series A-3, FSA Insured, Daily VRDN and Put, 3.27%, 7/01/29 .........................     $   2,100,000    $     2,100,000
        Series A-4, FSA Insured, Daily VRDN and Put, 3.27%, 7/01/31 .........................         4,600,000          4,600,000
                                                                                                                   ----------------
                                                                                                                         6,700,000
                                                                                                                   ----------------
   TOTAL SHORT TERM INVESTMENTS (COST $83,820,000) ..........................................                           83,820,000
                                                                                                                   ----------------
   TOTAL INVESTMENTS (COST $1,962,743,559) 98.7% ............................................                        2,072,357,590
   OTHER ASSETS, LESS LIABILITIES 1.3% ......................................................                           27,546,409
                                                                                                                   ----------------
   NET ASSETS 100.0% ........................................................................                      $ 2,099,903,999
                                                                                                                   ================

See Selected Portfolio Abbreviations on page 71.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


50 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   DECEMBER 31, 2007                          YEAR ENDED JUNE 30,
CLASS A                                               (UNAUDITED)           2007         2006        2005        2004          2003
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $    11.33       $   11.30    $   11.68    $  11.36    $  11.74   $     11.41
                                                   ---------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................           0.22            0.43         0.43        0.43        0.44          0.44
   Net realized and unrealized gains (losses) ...           0.10            0.04        (0.39)       0.32       (0.38)         0.34
                                                   ---------------------------------------------------------------------------------
Total from investment operations ................           0.32            0.47         0.04        0.75        0.06          0.78
                                                   ---------------------------------------------------------------------------------
Less distributions from net investment income ...          (0.21)          (0.44)       (0.42)      (0.43)      (0.44)        (0.45)
                                                   ---------------------------------------------------------------------------------
Redemption fees .................................             -- e            -- e         -- e        -- e        --            --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ..................     $    11.44       $   11.33    $   11.30    $  11.68    $  11.36   $     11.74
                                                   =================================================================================

Total return c ..................................           2.89%           4.13%        0.37%       6.67%       0.50%         6.92%

RATIOS TO AVERAGE NET ASSETS d
Expenses ........................................           0.66%           0.67%        0.66%       0.67%       0.67%         0.68%
Net investment income ...........................           3.79%           3.76%        3.74%       3.67%       3.76%         3.80%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $  486,952       $4 58,146    $ 463,545    $453,335    $384,196   $   414,558
Portfolio turnover rate .........................           9.55%          11.25%       13.28%       4.17%      17.36%         9.56%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 51

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                   --------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   DECEMBER 31, 2007                  YEAR ENDED JUNE 30,
CLASS C                                               (UNAUDITED)            2007         2006        2005      2004 f
                                                   --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $    11.36        $   11.32    $   11.70    $  11.37    $  11.73
                                                   --------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................           0.19             0.37         0.37        0.36        0.37
   Net realized and unrealized gains (losses) ...           0.09             0.05        (0.39)       0.33       (0.36)
                                                   --------------------------------------------------------------------
Total from investment operations ................           0.28             0.42        (0.02)       0.69        0.01
                                                   --------------------------------------------------------------------
Less distributions from net investment income ...          (0.18)           (0.38)       (0.36)      (0.36)      (0.37)
                                                   --------------------------------------------------------------------
Redemption fees .................................             -- e             -- e         -- e        -- e        --
                                                   --------------------------------------------------------------------
Net asset value, end of period ..................     $    11.46        $   11.36    $   11.32    $  11.70    $  11.37
                                                   ====================================================================

Total return c ..................................           2.51%            3.68%       (0.18)%      6.15%       0.11%

RATIOS TO AVERAGE NET ASSETS d
Expenses ........................................           1.20%            1.20%        1.20%       1.22%       1.22%
Net investment income ...........................           3.25%            3.23%        3.20%       3.12%       3.21%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $   28,540        $  27,025    $  25,173    $ 19,082    $  9,142
Portfolio turnover rate .........................           9.55%           11.25%       13.28%       4.17%      17.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f For the period July 1, 2003 (effective date) to June 30, 2004.


52 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.5%
   MUNICIPAL BONDS 98.5%
   CALIFORNIA 96.6%
   ABAG Finance Authority for Nonprofit Corps. COP, Rhoda Haas Goldman Plaza,
     California Mortgage Insured, 5.125%, 5/15/15 ............................................    $   3,000,000     $     3,045,540
   ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Assn., Series C,
      5.125%, 3/01/18 ........................................................................        2,695,000           2,715,320
      5.25%, 3/01/19 .........................................................................        2,315,000           2,332,988
   ABAG Revenue, Refunding, Series A-E, 5.40%, 9/15/14 .......................................        2,455,000           2,477,291
   ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A,
     FSA Insured, 5.00%, 10/01/10 ............................................................        1,905,000           1,968,494
   Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien,
     Refunding, Series A, AMBAC Insured, zero cpn., 10/01/17 .................................       10,000,000           6,664,000
   Alameda-Contra Costa Transportation District COP, Refunding, AMBAC Insured, 4.375%,
     8/01/14 .................................................................................        1,330,000           1,370,113
   Antelope Valley UHSD, GO, Series A, MBIA Insured,
      4.50%, 8/01/13 .........................................................................        1,230,000           1,298,462
      4.625%, 8/01/14 ........................................................................        1,250,000           1,321,238
   Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA Insured, zero cpn.,
     8/01/22 .................................................................................        4,065,000           2,021,728
   Bakersfield Wastewater Revenue, Series A, FSA Insured, 5.00%,
      9/15/21 ................................................................................        5,000,000           5,394,150
      9/15/22 ................................................................................        2,595,000           2,795,256
   Banning Utility Authority Water Enterprise Revenue, Refunding and Improvement Projects,
     FGIC Insured, 5.00%, 11/01/21 ...........................................................        1,080,000           1,141,474
   Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F,
     5.00%, 4/01/21 ..........................................................................       10,000,000          10,724,600
   Burbank Electric Revenue, MBIA Insured, 4.00%,
      6/01/11 ................................................................................        1,000,000           1,025,610
      6/01/12 ................................................................................        1,000,000           1,029,300
   Burbank USD, GO,
      Capital Appreciation, Election of 1997, Series C, FGIC Insured, zero cpn., 8/01/15 .....        4,600,000           3,382,518
      Capital Appreciation, Election of 1997, Series C, FGIC Insured, zero cpn., 8/01/16 .....        4,670,000           3,256,111
      Election of 1997, Series C, FGIC Insured, 4.00%, 8/01/12 ...............................        2,500,000           2,568,350
   Burbank Water and Power Electric Revenue, MBIA Insured, 4.00%, 6/01/11 ....................        5,045,000           5,061,648
   California Educational Facilities Authority Revenue, Stanford University,
     Refunding, Series R, 4.00%, 11/01/11 ....................................................        1,000,000           1,033,290
   California Health Facilities Financing Authority Revenue,
      The Episcopal Home, California Mortgage Insured, 4.625%, 2/01/12 .......................        1,350,000           1,396,805
      The Episcopal Home, California Mortgage Insured, 4.75%, 2/01/13 ........................        1,200,000           1,245,840
      Kaiser Permanente, Series B, ETM, 5.25%, 10/01/13 ......................................        5,000,000           5,130,550
      Kaiser Permanente, Series B, ETM, 5.25%, 10/01/14 ......................................        2,000,000           2,051,780
      Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ......................................        3,850,000           3,947,944
      Paradise Valley Estates, Refunding, California Mortgage Insured, 3.875%, 1/01/09 .......        1,555,000           1,556,275
      Paradise Valley Estates, Refunding, California Mortgage Insured, 4.125%, 1/01/10 .......        1,000,000           1,011,150
      Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/11 ........        1,480,000           1,537,409
      Paradise Valley Estates, Refunding, California Mortgage Insured, 4.375%, 1/01/12 .......        1,000,000           1,026,700
      Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/13 ........        1,815,000           1,919,943
      Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/14 ........        1,635,000           1,721,917


                                                          Semiannual Report | 53

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   California HFA, SFM Purchase Revenue, Class III, Series A-1, MBIA Insured, 5.70%,
     8/01/11 .................................................................................    $     240,000     $       242,578
   California Municipal Finance Authority COP, Community Hospitals of Central California,
      5.00%, 2/01/18 .........................................................................        2,185,000           2,129,261
      5.00%, 2/01/19 .........................................................................        4,590,000           4,434,537
      5.00%, 2/01/20 .........................................................................        2,325,000           2,227,257
      5.00%, 2/01/21 .........................................................................        2,000,000           1,900,380
      Refunding, 5.00%, 2/01/17 ..............................................................        4,025,000           3,955,770
   California State Department of Water Resources Central Valley Project Revenue, Water
     System, Refunding, Series S, 5.00%, 12/01/19 ............................................        1,915,000           1,937,080
   California State Department of Water Resources Power Supply Revenue, Series A,
      5.50%, 5/01/12 .........................................................................        2,000,000           2,168,340
      Pre-Refunded, 5.125%, 5/01/18 ..........................................................        2,500,000           2,716,725
   California State Economic Recovery Revenue, Series A, 5.00%, 7/01/15 ......................       10,670,000          11,579,297
   California State GO,
      5.25%, 6/01/16 .........................................................................          515,000             518,507
      Pre-Refunded, 5.00%, 11/01/12 ..........................................................        1,335,000           1,426,768
      Refunding, 4.00%, 2/01/10 ..............................................................        6,900,000           7,013,988
      Refunding, 5.00%, 11/01/12 .............................................................          665,000             703,078
      Refunding, 5.25%, 2/01/14 ..............................................................        4,000,000           4,341,080
      Refunding, MBIA Insured, 5.00%, 2/01/18 ................................................        1,175,000           1,187,949
      Various Purposes, 5.00%, 11/01/22 ......................................................        4,675,000           4,866,207
      Veterans, Refunding, Series B, 5.25%, 12/01/15 .........................................        2,310,000           2,365,579
   California State Municipal Finance Authority Revenue, Loma Linda University, 5.00%,
     4/01/24 .................................................................................        1,180,000           1,200,886
   California State Public Works Board Lease Revenue,
      Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 .................        1,325,000           1,345,100
      Various California Community College Projects, Refunding, Series C, 5.50%, 9/01/09 .....        1,555,000           1,573,551
   California Statewide CDA, COP,
      Kaiser Permanente, ETM, 5.30%, 12/01/15 ................................................        2,000,000           2,135,560
      St. Joseph Health System Obligation Group, 5.25%, 7/01/11 ..............................        1,005,000           1,023,130
   California Statewide CDA Revenue,
      Daughters of Charity Health, Refunding, Series G, 5.25%, 7/01/13 .......................        1,000,000           1,028,780
      Insured Health Facility, Jewish Home, California Mortgage Insured, 5.00%, 11/15/18 .....        3,000,000           3,115,560
      Kaiser Permanente, Mandatory Put 6/01/12, Series C, 3.85%, 11/01/29 ....................       10,000,000           9,991,700
      Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/22 .........        8,000,000           8,200,800
      Mission Community, California Mortgage Insured, 4.40%, 11/01/10 ........................        1,100,000           1,125,168
      Mission Community, California Mortgage Insured, 4.50%, 11/01/11 ........................        1,145,000           1,180,644
      Viewpoint School, Refunding, ACA Insured, 4.50%, 10/01/17 ..............................          460,000             436,273
      Viewpoint School, Refunding, ACA Insured, 4.75%, 10/01/18 ..............................          480,000             461,213
   Carlsbad USD, GO, Election of 2006, Series A, MBIA Insured, 5.00%,
      8/01/22 ................................................................................        1,510,000           1,606,836
      8/01/24 ................................................................................        1,665,000           1,759,655
   Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID 04-02, 5.00%,
     9/02/24 .................................................................................        1,000,000             916,200


54 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Central California Joint Powers Health Financing Authority COP, Community Hospitals of
     Central California, Pre-Refunded,
      5.125%, 2/01/13 ........................................................................    $   1,375,000     $     1,469,380
      5.25%, 2/01/14 .........................................................................        1,435,000           1,538,722
      5.75%, 2/01/16 .........................................................................        1,585,000           1,722,641
   Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice General
     Project, Refunding, MBIA Insured, 5.00%, 7/01/17 ........................................        2,000,000           2,033,660
   Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured,
     3.00%, 11/01/11 .........................................................................        2,585,000           2,550,154
   Chaffey Community College District COP, Pre-Refunded, 5.10%, 9/01/13 ......................        1,860,000           1,923,910
   Clovis MFR, Mandatory Put 11/01/10, Refunding, FNMA Insured, 5.10%, 11/01/30 ..............        4,105,000           4,172,774
   Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, zero cpn.,
     8/01/17 .................................................................................        5,235,000           3,467,088
   Coalinga COP, Custody Facility, Refunding, 4.25%, 4/01/10 .................................        1,000,000           1,014,050
   Coast Community College District GO, Election 2002, Series B, FSA Insured, 5.00%,
     8/01/22 .................................................................................        5,000,000           5,386,100
   Compton COP, Civic Center and Capital Improvement, Refunding, Series A,
      5.00%, 9/01/08 .........................................................................        1,520,000           1,535,732
      5.50%, 9/01/15 .........................................................................        1,180,000           1,206,928
   Conejo Valley USD, GO, Election of 1998,
      Series C, FSA Insured, zero cpn., 8/01/17 ..............................................        2,500,000           1,695,000
      Series D, FGIC Insured, 4.50%, 8/01/19 .................................................        4,000,000           4,109,840
   Contra Costa Community College District GO, Election of 2002, FGIC Insured, 4.75%,
     8/01/18 .................................................................................        2,450,000           2,536,411
   Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.25%, 9/01/25 .......................        2,235,000           2,048,914
   Duarte RDA Tax Allocation, Merged Redevelopment Project Area, Pre-Refunded, 5.125%,
     10/01/16 ................................................................................        1,790,000           1,852,757
   Fairfax School District GO, Election of 2000, Series A, FGIC Insured, 5.00%, 11/01/17 .....          830,000             885,419
   Fairfield-Suisun Sewer District Sewer Revenue, Refunding, Series A, FGIC Insured, 5.00%,
     5/01/12 .................................................................................          600,000             628,182
   Folsom PFA Lease Revenue, City Hall and Community Center, Refunding, FSA Insured, 5.00%,
     10/01/17 ................................................................................        1,275,000           1,358,283
   Foothill/Eastern Corridor Agency Toll Road Revenue, Refunding, MBIA Insured, 5.00%,
     1/15/16 .................................................................................        1,000,000           1,041,070
   Fresno USD, GO, Election of 2001, Series D, MBIA Insured, 5.00%, 8/01/21 ..................        1,355,000           1,446,408
   Galt Capital Improvements Authority Lease Revenue, Culture and Recreation Improvement
     Project, 5.00%, 4/01/12 .................................................................        2,390,000           2,439,808
   Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding, 5.40%,
     9/01/12 .................................................................................        1,955,000           2,013,513
   Garden Grove Agency Community Development Tax Allocation, Garden Grove Community
     Project, Refunding, AMBAC Insured, 4.25%, 10/01/13 ......................................        2,025,000           2,117,239
   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed, ETM,
     5.00%, 6/01/12 ..........................................................................        1,500,000           1,601,880
   Huntington Beach PFAR, Lease Capital Improvement Refinancing Project, Refunding, Series B,
     AMBAC Insured,
      4.125%, 8/01/14 ........................................................................        2,140,000           2,210,449
      4.25%, 8/01/15 .........................................................................        2,080,000           2,150,886


                                                          Semiannual Report | 55

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
     Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 .....................................    $     785,000     $       821,864
   Inland Empire Tobacco Asset Securitization Corp. Revenue, Series A, 5.00%, 6/01/21 ........       12,500,000          12,379,125
   Irvine 1915 Act GO, AD No. 03-19, Group 2, Refunding,
      4.875%, 9/02/16 ........................................................................        1,000,000             971,460
      5.00%, 9/02/18 .........................................................................        1,000,000             959,940
      5.125%, 9/02/19 ........................................................................        1,000,000             958,060
   Irvine 1915 Act Special Assessment, AD No. 00-18,
      Group 2, 4.375%, 9/02/10 ...............................................................          885,000             884,628
      Group 2, 4.70%, 9/02/12 ................................................................        1,475,000           1,460,324
      Group 2, 4.80%, 9/02/13 ................................................................        1,175,000           1,160,618
      Group 2, 5.125%, 9/02/17 ...............................................................        1,705,000           1,646,911
      Group 3, 4.75%, 9/02/15 ................................................................        1,000,000             959,290
      Group 3, 5.00%, 9/02/17 ................................................................        1,000,000             963,140
   Irvine USD Financing Authority Special Tax, Series A,
      4.70%, 9/01/15 .........................................................................        1,095,000           1,054,671
      4.80%, 9/01/17 .........................................................................        1,400,000           1,335,292
      4.875%, 9/01/18 ........................................................................        1,570,000           1,495,189
      5.00%, 9/01/20 .........................................................................        1,150,000           1,088,935
   Kings River Conservation District Pine Flat Power Revenue, Refunding, Series E, 5.125%,
     1/01/18 .................................................................................        1,735,000           1,779,000
   Lake Elsinore PFA Tax Allocation Revenue,
      Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.40%, 9/01/08 ............          330,000             330,617
      Series A, 5.00%, 9/01/09 ...............................................................          645,000             654,591
   Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ...............        1,000,000           1,013,740
   Lancaster COP, School District Project, Refunding, FSA Insured, 5.125%, 4/01/14 ...........        2,000,000           2,049,520
   Lemon Grove CDA Tax Allocation, 1998, Refunding, 5.20%, 8/01/08 ...........................          215,000             216,580
   Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
     12/01/19 ................................................................................        5,000,000           4,911,800
   Lompoc USD, GO, Election of 2002, Series C, FSA Insured, 5.00%, 6/01/22 ...................        1,340,000           1,451,810
   Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%,
     11/15/17 ................................................................................        3,950,000           4,011,264
   Long Beach Community College District GO, Election of 2002, Series B, FGIC Insured, 5.00%,
     5/01/17 .................................................................................        1,000,000           1,074,720
   Los Altos School District GO, Refunding, AMBAC Insured, 5.00%, 8/01/22 ....................        5,000,000           5,311,300
   Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series A,
     AMBAC Insured, 3.00%, 8/15/12 ...........................................................        4,525,000           4,480,610
   Los Angeles County MTA Sales Tax Revenue, Proposition A, first tier senior, Refunding,
     Series A,
      AMBAC Insured, 5.00%, 7/01/19 ..........................................................        7,410,000           7,925,143
      FSA Insured, 5.00%, 7/01/15 ............................................................        5,345,000           5,529,456
   Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Project,
     Refunding, Series A, FSA Insured, 5.00%, 10/01/17 .......................................        1,000,000           1,076,280
   Los Angeles USD, GO, Refunding,
      MBIA Insured, 5.25%, 7/01/13 ...........................................................        3,500,000           3,829,210
      Series A-1, FGIC Insured, 5.00%, 7/01/21 ...............................................       10,895,000          11,550,770
   Lynwood PFAR, Water System Improvement Project, 6.15%, 6/01/08 ............................          155,000             155,383


56 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series I, MBIA Insured,
      4.25%, 7/01/11 .........................................................................    $   5,055,000     $     5,220,551
      5.00%, 7/01/18 .........................................................................        1,000,000           1,042,210
   Marina Joint Powers Financing Authority MFHR, Abrams B Apartments Financing, Mandatory
     Put 11/15/16, FNMA Insured,
      3.90%, 11/15/36 ........................................................................        3,540,000           3,475,537
      3.95%, 11/15/36 ........................................................................        1,460,000           1,434,216
   Metropolitan Water District of Southern California Waterworks Revenue, Series A, 5.00%,
     7/01/26 .................................................................................        7,790,000           8,311,385
   Montebello USD, GO, Capital Appreciation, FGIC Insured, zero cpn.,
      8/01/18 ................................................................................        1,455,000             915,442
      8/01/19 ................................................................................        1,480,000             883,205
   Moreno Valley USD, GO,
      Capital Appreciation, Refunding, MBIA Insured, zero cpn., 8/01/24 ......................        7,500,000           3,394,725
      Election of 2004, Series A, FSA Insured, 5.00%, 8/01/17 ................................        2,000,000           2,198,200
      Election of 2004, Series A, FSA Insured, 5.00%, 8/01/18 ................................        2,300,000           2,527,930
   Moulton-Niguel Water District GO, Consolidated, Refunding, AMBAC Insured, 5.00%,
     9/01/16 .................................................................................        3,520,000           3,795,088
   Murrieta COP, Road Improvement Project, ETM, 6.00%, 4/01/08 ...............................          245,000             246,833
   Nevada County COP, Refunding, MBIA Insured, 4.125%, 10/01/12 ..............................        1,040,000           1,069,921
   Orange County CFD No. 86-2 Special Tax, Rancho Santa Margarita, Refunding, Series A,
     5.375%, 8/15/12 .........................................................................        1,500,000           1,511,655
   Orange County CFD No. 2002-1 Special Tax, Ladera Ranch, Series A,
      4.60%, 8/15/14 .........................................................................        1,000,000             973,820
      4.75%, 8/15/15 .........................................................................        1,000,000             973,790
      4.90%, 8/15/16 .........................................................................        1,285,000           1,252,348
   Orange County CFD No. 2003-1 Special Tax, Ladera Ranch, Series A,
      4.90%, 8/15/17 .........................................................................        1,000,000             956,700
      5.10%, 8/15/18 .........................................................................        1,000,000             960,290
   Orange County CFD No. 2004-1 Special Tax, Ladera Ranch, Series A,
      4.70%, 8/15/18 .........................................................................        1,765,000           1,659,276
      4.80%, 8/15/19 .........................................................................        1,945,000           1,825,985
      4.85%, 8/15/20 .........................................................................        2,000,000           1,870,640
   Orange County Recovery COP, Series A, MBIA Insured, ETM, 6.00%, 7/01/08 ...................        1,500,000           1,523,115
   Oroville Hospital Revenue, Oroville Hospital, Series A, California Mortgage Insured,
     5.125%,
     12/01/12 ................................................................................        1,435,000           1,437,382
   Oxnard Harbor District Revenue, Series A, 5.10%, 8/01/14 ..................................        1,000,000           1,015,950
   Pajaro Valley USD, GO, Election of 2002, Series A, FSA Insured, Pre-Refunded, 5.00%,
     8/01/16 .................................................................................        1,500,000           1,634,430
   Palm Desert Financing Authority Tax Allocation Revenue,
      Project Area No. 1, As Amended, Series A, MBIA Insured, 5.00%, 4/01/23 .................        7,690,000           8,059,735
      Refunding, MBIA Insured, 4.75%, 8/01/18 ................................................        1,050,000           1,101,293
   Pomona RDA Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X,
     5.35%, 12/01/16 .........................................................................        1,000,000           1,079,290
   Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
     Series A, 5.00%,
      7/01/16 ................................................................................        1,420,000           1,517,171
      7/01/21 ................................................................................        1,695,000           1,750,613


                                                          Semiannual Report | 57

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Redlands USD, GO, Election of 2002, FSA Insured, 5.00%, 7/01/19 ...........................    $   1,000,000     $     1,065,600
   Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment Projects,
     Series B, ETM, 5.35%, 5/15/13 ...........................................................        2,000,000           2,081,420
   Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC Insured,
     5.00%,
      11/01/18 ...............................................................................        1,540,000           1,631,892
      11/01/19 ...............................................................................        1,615,000           1,703,615
   Riverside USD, GO, Election of 2001, Series A, FGIC Insured, 4.00%, 2/01/13 ...............        1,000,000           1,023,980
   Sacramento City USD, GO, Election of 1999, Series D, FSA Insured, 5.00%, 7/01/19 ..........        1,465,000           1,564,869
   Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
     County Sanitation District, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/18 ......        9,155,000          10,103,183
   Sacramento MUD Financing Authority Revenue, Cosumnes Project, MBIA Insured, 5.00%,
     7/01/21 .................................................................................        3,305,000           3,523,791
   San Bernardino County COP, Medical Center Financing Project, Refunding, 6.00%, 8/01/09 ....        1,335,000           1,383,180
   San Carlos School District GO, Election of 2005, Series A, MBIA Insured, 5.00%, 10/01/22 ..        3,215,000           3,418,284
   San Francisco BART District GO, Election of 2004, Series B, 5.00%, 8/01/23 ................        9,505,000          10,294,010
   San Francisco City and County GO, Refunding, Series 1, FGIC Insured, 5.00%, 6/15/12 .......        3,650,000           3,718,109
   San Joaquin County COP,
      General Hospital Project, Refunding, MBIA Insured, 5.00%, 9/01/17 ......................        1,000,000           1,032,210
      Solid Waste System Facilities Projects, MBIA Insured, 5.00%, 4/01/17 ...................        1,340,000           1,417,653
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
     Refunding, Series A, 5.60%, 1/15/16 .....................................................        3,000,000           3,079,890
   San Jose Airport Revenue, Refunding, Series B, AMBAC Insured, 5.00%,
      3/01/24 ................................................................................        3,490,000           3,654,274
      3/01/25 ................................................................................        3,665,000           3,829,082
      3/01/26 ................................................................................        3,850,000           4,010,583
   San Jose MFHR, Countrybrook Project, Refunding, Series A, FNMA Insured, 4.95%,
     4/01/12 .................................................................................        4,190,000           4,239,442
   San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3, Series
     A, MBIA Insured,
      ETM, 5.10%, 10/01/09 ...................................................................          515,000             533,993
      Pre-Refunded, 5.30%, 10/01/11 ..........................................................          350,000             377,472
   Sanger USD, GO, Election of 2006, Series A, FSA Insured, 5.00%,
      8/01/19 ................................................................................        1,325,000           1,462,667
      8/01/20 ................................................................................        1,510,000           1,658,705
   Santa Ana USD, GO, Election of 1999, Series B, FGIC Insured, zero cpn., 8/01/14 ...........        3,125,000           2,411,656
   Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 ......        1,410,000           1,435,422
   Santa Monica-Malibu USD, COP, Series C, MBIA Insured,
      4.00%, 5/01/12 .........................................................................          525,000             534,807
      4.25%, 5/01/14 .........................................................................          840,000             860,370
      4.25%, 5/01/15 .........................................................................          875,000             893,463
      4.25%, 11/01/15 ........................................................................          670,000             683,085
   South County Regional Wastewater Authority Revenue, Regional Wastewater Facilities Project,
     Refunding, FSA Insured, 3.25%, 8/01/11 ..................................................        1,000,000           1,005,020
   South Gate PFA Tax Allocation Revenue, South Gate Redevelopment Project No. 1,
     XLCA Insured, 5.00%, 9/01/16 ............................................................        1,845,000           1,963,855


58 | Semiannual Report

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   South Gate PFA Water Revenue, Refunding, Series A, FGIC Insured, 5.45%, 10/01/08 ..........    $   1,040,000     $     1,058,803
   Southern California Public Power Authority Natural Gas Project Revenue, Project No. 1,
     Series A, 5.25%, 11/01/19 ...............................................................        1,500,000           1,560,270
   Stockton Health Facilities Revenue, Dameron Hospital Assn., Refunding, Series A, 5.35%,
     12/01/09 ................................................................................          385,000             391,399
   Stockton Revenue, O'Connor Woods Housing Corp., Series A, 5.375%, 11/01/11 ................          840,000             849,324
   Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
     Asset-Backed Bonds, Series B,
      ETM, 4.25%, 6/01/09 ....................................................................          880,000             895,893
      ETM, 4.375%, 6/01/10 ...................................................................        1,665,000           1,716,981
      ETM, 4.50%, 6/01/11 ....................................................................        1,540,000           1,609,192
      Pre-Refunded, 4.60%, 6/01/12 ...........................................................        1,760,000           1,844,726
      Pre-Refunded, 4.70%, 6/01/13 ...........................................................        1,500,000           1,577,025
      Pre-Refunded, 4.80%, 6/01/14 ...........................................................          725,000             764,556
   Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.10%, 6/01/12 .....        1,000,000           1,048,970
   University of California Revenues,
      Limited Project, Series B, FSA Insured, 5.00%, 5/15/21 .................................        5,000,000           5,311,800
      Multiple Purpose Projects, Series N, FGIC Insured, 4.00%, 9/01/12 ......................        1,380,000           1,406,248
   Vista USD, GO, Election of 2002, Series C, FSA Insured, 5.00%,
      8/01/22 ................................................................................        1,755,000           1,903,596
      8/01/25 ................................................................................        1,395,000           1,493,557
   West Contra Costa USD, GO, Series B, FSA Insured, 4.00%, 8/01/12 ..........................        1,875,000           1,942,369
   Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital,
      ETM, 5.00%, 6/01/11 ....................................................................        1,060,000           1,122,879
      ETM, 5.00%, 6/01/12 ....................................................................        2,225,000           2,385,556
      Pre-Refunded, 5.00%, 6/01/13 ...........................................................        2,335,000           2,523,761
   Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured,
      5.00%, 9/01/15 .........................................................................        1,080,000           1,174,090
      5.25%, 9/01/20 .........................................................................        1,325,000           1,433,782
                                                                                                                    ----------------
                                                                                                                        497,866,755
                                                                                                                    ----------------
   U.S. TERRITORIES 1.9%
   PUERTO RICO 0.6%
   Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, 5.25%, 7/01/16 ..............        2,500,000           2,778,250
                                                                                                                    ----------------
   VIRGIN ISLANDS 1.3%
   Virgin Islands PFAR, senior lien,
      Fund Loan Notes, Refunding, Series A, 5.40%, 10/01/12 ..................................        4,150,000           4,223,497
      Refunding, Series A, 5.30%, 10/01/11 ...................................................        1,000,000           1,017,800
   Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.00%,
     7/01/09 .................................................................................        1,500,000           1,532,865
                                                                                                                    ----------------
                                                                                                                          6,774,162
                                                                                                                    ----------------
   TOTAL U.S. TERRITORIES ....................................................................                            9,552,412
                                                                                                                    ----------------
   TOTAL LONG TERM INVESTMENTS (COST $497,695,534) ...........................................                          507,419,167
                                                                                                                    ----------------


                                                          Semiannual Report | 59

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 0.4%
   MUNICIPAL BONDS 0.4%
   CALIFORNIA 0.4%
 a California State Economic Recovery Revenue,
      Series C-2, Daily VRDN and Put, 3.52%, 7/01/23 .........................................    $     950,000     $       950,000
      Series C-16, FSA Insured, Weekly VRDN and Put, 3.28%, 7/01/23 ..........................          400,000             400,000
 a California State GO,
      Kindergarten-University, Refunding, Series A-3, Daily VRDN and Put, 3.55%, 5/01/34 .....          200,000             200,000
      Kindergarten-University, Refunding, Series B-2, Daily VRDN and Put, 3.50%, 5/01/34 .....          200,000             200,000
      Series A-3, Daily VRDN and Put, 3.52%, 5/01/33 .........................................          200,000             200,000
 a Metropolitan Water District of Southern California Waterworks Revenue, Series C-2, Daily
      VRDN and Put, 3.57%, 7/01/36 ...........................................................          100,000             100,000
 a Orange County Sanitation District COP, Daily VRDN and Put, 3.50%, 2/01/36 .................          100,000             100,000
                                                                                                                    ----------------
   TOTAL SHORT TERM INVESTMENTS (COST $2,150,000) ............................................                            2,150,000
                                                                                                                    ----------------
   TOTAL INVESTMENTS (COST $499,845,534) 98.9% ...............................................                          509,569,167
   OTHER ASSETS, LESS LIABILITIES 1.1% .......................................................                            5,922,647
                                                                                                                    ----------------
   NET ASSETS 100.0% .........................................................................                      $   515,491,814
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 71.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


60 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                        DECEMBER 31, 2007              YEAR ENDED JUNE 30,
CLASS A                                                    (UNAUDITED)          2007      2006        2005     2004 f
                                                        --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $  9.86          $  9.80   $  9.94     $  9.91    $ 10.00
                                                        --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................          0.14             0.27      0.21        0.15       0.11
   Net realized and unrealized gains (losses) .......          0.06             0.06     (0.14)       0.03      (0.10)
                                                        --------------------------------------------------------------
Total from investment operations ....................          0.20             0.33      0.07        0.18       0.01
                                                        --------------------------------------------------------------
Less distributions from net investment income .......         (0.14)           (0.27)    (0.21)      (0.15)     (0.10)
                                                        --------------------------------------------------------------
Redemption fees .....................................            --               --        --          -- e       --
                                                        --------------------------------------------------------------
Net asset value, end of period ......................       $  9.92          $  9.86   $  9.80     $  9.94    $  9.91
                                                        ==============================================================

Total return c ......................................          2.05%            3.45%     0.74%       1.81%      0.06%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ...          1.41%            1.26%     1.10%       1.05%      1.20%
Expenses net of waiver and payments by affiliates ...          0.50%            0.50%     0.50%       0.50%      0.50%
Net investment income ...............................          2.84%            2.74%     2.10%       1.48%      1.30%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................       $13,596          $12,044   $11,149     $16,318    $16,244
Portfolio turnover rate .............................          2.92%           17.44%    24.19%       5.43%      7.42%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f For the period September 2, 2003 (commencement of operations) to June 30,
2004.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 61

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 61.8%
  MUNICIPAL BONDS 61.8%
  CALIFORNIA 50.3%
a Alameda-Contra Costa Transit District COP, FHR Computer System Project, 4.00%, 8/01/12 ...    $     600,000     $       604,980
  Brea and Olinda USD, GO, Election of 1999, Series A, FGIC Insured, 2.60%, 8/01/09 ........          120,000             118,871
  California Educational Facilities Authority Revenue, Santa Clara University, Refunding,
     Series A, FSA Insured, 2.625%, 9/01/09 ................................................          100,000              99,355
  California Health Facilities Financing Authority Revenue, Catholic Healthcare West,
     Series G, 5.00%, 7/01/09 ..............................................................          750,000             770,175
  California State Economic Recovery GO, Series A,
       5.00%, 1/01/09 ......................................................................          415,000             423,009
       5.25%, 7/01/13 ......................................................................          200,000             218,602
  California State GO, Refunding, FSA Insured, 5.25%, 2/01/10 ..............................          445,000             464,531
  California Statewide CDA Revenue, Viewpoint School, Refunding, ACA Insured, 3.50%,
     10/01/08 ..............................................................................          320,000             317,357
  Foothill-De Anza Community College District GO, Election of 1999, Series B, 2.60%,
     8/01/08 ...............................................................................          100,000              99,765
  Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured, 2.125%,
     9/01/08 ...............................................................................          105,000             104,197
  Hercules RDA Tax Allocation Revenue, Series A, AMBAC Insured, 5.00%, 8/01/14 .............          500,000             542,170
  Lodi USD, COP, Capital Projects, Refunding, FSA Insured, 3.00%, 2/01/08 ..................          110,000             109,999
  Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%,
     11/15/09 ..............................................................................          400,000             406,952
  Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Project,
     Refunding, Series A, FSA Insured, 4.00%, 10/01/08 .....................................          500,000             504,100
  Lynwood USD, GO, Election of 2002, Series A, FSA Insured, 4.00%, 8/01/10 .................          100,000             102,409
  Manteca USD Special Tax, CFD No. 89-1, AMBAC Insured, 2.50%, 9/01/08 .....................          250,000             248,982
  North Orange County Community College District GO, Election of 2002, Series B, FGIC
     Insured, 2.125%, 8/01/08 ..............................................................          500,000             496,505
  Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA Insured, 3.00%,
     6/15/09 ...............................................................................          100,000              99,985
  Rio Linda Unified Elementary School District, Election of 2002, Series A, FSA Insured,
     4.00%, 8/01/10 ........................................................................          100,000             102,409
  Sacramento Power Authority Cogeneration Project Revenue, Refunding, AMBAC Insured, 4.00%,
     7/01/08 ...............................................................................        1,000,000           1,005,040
                                                                                                                  ----------------
                                                                                                                        6,839,393
                                                                                                                  ----------------
  U.S. TERRITORIES 11.5%

  GUAM 1.9%
  Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 ...          250,000             247,757
                                                                                                                  ----------------
  PUERTO RICO 9.6%
  Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08, Refunding,
     Series C, MBIA Insured, 5.00%, 7/01/28 ................................................          370,000             372,372
  Puerto Rico Commonwealth Government Development Bank Revenue, senior notes, Series B,
     5.00%, 12/01/08 .......................................................................          600,000             606,828


62 | Semiannual Report

Franklin California Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico PBA Revenue Guaranteed, Mandatory Put 7/01/17, Refunding, AMBAC Insured,
     5.50%, 7/01/35 ........................................................................    $     300,000     $       327,813
                                                                                                                  ----------------
                                                                                                                        1,307,013
                                                                                                                  ----------------
  TOTAL U.S. TERRITORIES ...................................................................                            1,554,770
                                                                                                                  ----------------
  TOTAL LONG TERM INVESTMENTS (COST $8,398,908) ............................................                            8,394,163
                                                                                                                  ----------------

  SHORT TERM INVESTMENTS 40.6%
  MUNICIPAL BONDS 40.6%
  CALIFORNIA 37.7%
b Anaheim COP, Refunding, Weekly VRDN and Put, 3.33%, 8/01/19 ..............................          300,000             300,000
b Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
       Series B-1, AMBAC Insured, Weekly VRDN and Put, 3.22%, 4/01/45 ......................          100,000             100,000
       Series C, AMBAC Insured, Weekly VRDN and Put, 3.22%, 4/01/45 ........................          200,000             200,000
b California HFAR, MFH, Series D, Daily VRDN and Put, 3.52%, 2/01/31 .......................          500,000             500,000
  California Municipal Finance Authority COP, Community Hospitals of Central California,
     5.00%, 2/01/08 ........................................................................          250,000             250,078
b California State Department of Water Resources Power Supply Revenue, Series C-7, FSA
     Insured, Weekly VRDN and Put, 3.28%, 5/01/22 ..........................................          400,000             400,000
b California State Economic Recovery Revenue, Series C-16, FSA Insured, Weekly VRDN
     and Put, 3.28%, 7/01/23 ...............................................................          200,000             200,000
b Irvine 1915 Act Special Assessment,
       AD No. 93-14, Daily VRDN and Put, 3.50%, 9/02/25 ....................................          400,000             400,000
       AD No. 97-16, Daily VRDN and Put, 3.27%, 9/02/22 ....................................          300,000             300,000
b Irvine Ranch Water District Revenue, Consolidated Bonds, Daily VRDN and Put, 3.47%,
     8/01/16 ...............................................................................          600,000             600,000
b Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding,
     Series D, AMBAC Insured, Weekly VRDN and Put, 3.28%, 8/15/21 ..........................          100,000             100,000
b Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2, Daily
     VRDN and Put, 3.27%, 7/01/35 ..........................................................          100,000             100,000
b Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
     3.28%, 7/01/34 ........................................................................          100,000             100,000
b Metropolitan Water District of Southern California Waterworks Revenue, Refunding,
     Series B-3, Daily VRDN and Put, 3.52%, 7/01/35 ........................................          100,000             100,000
b Orange County Sanitation District COP, Refunding, Series B, Daily VRDN and Put, 3.28%,
     8/01/30 ...............................................................................          600,000             600,000
b Riverside County Asset Leasing Corp. Leasehold Revenue, Southwest Justice Center,
     Series B, MBIA Insured, Weekly VRDN and Put, 3.34%, 11/01/32 ..........................          300,000             300,000
b Southern California Public Power Authority Power Project Revenue, Palo Verde Project,
     Refunding, Series C, AMBAC Insured, Weekly VRDN and Put, 3.34%, 7/01/17 ...............          450,000             450,000
b Westminster COP, Civic Center Refunding Project, Series B, AMBAC Insured, Weekly VRDN and
     Put, 3.35%, 6/01/24 ...................................................................          125,000             125,000
                                                                                                                  ----------------
                                                                                                                        5,125,078
                                                                                                                  ----------------


                                                          Semiannual Report | 63

Franklin California Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORY 2.9%
  PUERTO RICO 2.9%
b Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-3, FSA Insured,
     Daily VRDN and Put, 3.27%, 7/01/29 ....................................................    $     100,000     $       100,000
b Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.30%, 7/01/28 ..........................          300,000             300,000
                                                                                                                  ----------------
                                                                                                                          400,000
                                                                                                                  ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $5,525,186) ...........................................                            5,525,078
                                                                                                                  ----------------
  TOTAL INVESTMENTS (COST $13,924,094) 102.4% ..............................................                           13,919,241
  OTHER ASSETS, LESS LIABILITIES (2.4)% ....................................................                             (323,463)
                                                                                                                  ----------------
  NET ASSETS 100.0% ........................................................................                      $    13,595,778
                                                                                                                  ================

See Selected Portfolio Abbreviations on page 71.

a A portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(b).

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


64 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                     --------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                     DECEMBER 31, 2007                    YEAR ENDED JUNE 30,
CLASS A                                                 (UNAUDITED)          2007       2006       2005       2004       2003
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $    1.00       $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                     --------------------------------------------------------------------------
Income from investment operations -
   net investment income .........................           0.015          0.029      0.023      0.012      0.004      0.007
Less distributions from net investment income ....          (0.015)        (0.029)    (0.023)    (0.012)    (0.004)    (0.007)
                                                     --------------------------------------------------------------------------
Net asset value, end of period ...................       $    1.00       $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                     ==========================================================================

Total return a ...................................            1.50%          2.97%      2.33%      1.20%      0.38%      0.71%

RATIOS TO AVERAGE NET ASSETS b
Expenses .........................................            0.55%          0.55%      0.55%      0.56%      0.56%      0.56%
Net investment income ............................            2.93%          2.94%      2.30%      1.22%      0.38%      0.71%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $ 723,536       $658,903   $610,593   $688,121   $631,895   $671,392

a Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

b Ratios are annualized for periods less than one year.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 65

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 99.6%
   MUNICIPAL BONDS 99.6%
   CALIFORNIA 98.6%
 a Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
      Series A, AMBAC Insured, Weekly VRDN and Put, 3.22%, 4/01/36 ...........................    $  12,500,000     $    12,500,000
      Series B, AMBAC Insured, Weekly VRDN and Put, 3.22%, 4/01/39 ...........................       15,400,000          15,400,000
      Series B-2, XLCA Insured, Weekly VRDN and Put, 3.22%, 4/01/45 ..........................        2,000,000           2,000,000
 a Butte County Housing Authority MFR, Pine Tree Apartment Project, Weekly VRDN and Put,
     3.38%, 12/01/10 .........................................................................          827,000             827,000
   California Communities Note Program Note Participation Revenue, Series A-3, TRAN, 4.50%,
     6/30/08 .................................................................................       15,000,000          15,062,952
 a California Health Facilities Financing Authority Revenue,
      Catholic Healthcare West, Refunding, MBIA Insured, Weekly VRDN and Put, 3.31%,
        7/01/16 ..............................................................................        3,955,000           3,955,000
      Pooled Loan Program, Series B, FGIC Insured, Weekly VRDN and Put, 3.45%, 10/01/10 ......        1,700,000           1,700,000
      Scripps Health, Refunding, Series A, MBIA Insured, Weekly VRDN and Put, 3.14%,
        10/01/22 .............................................................................        3,200,000           3,200,000
 a California Infrastructure and Economic Development Bank Revenue,
      California Independent System Operator, Series A, AMBAC Insured, Weekly VRDN and Put,
        3.30%, 2/01/10 .......................................................................       20,775,000          20,775,000
      Goodwill Industries Orange County, Weekly VRDN and Put, 3.25%, 3/01/31 .................        2,000,000           2,000,000
      Independent System Operating Corp. Project, Refunding, Series B, MBIA Insured, Weekly
        VRDN and Put, 3.25%, 4/01/08 .........................................................        1,600,000           1,600,000
      Independent System Operating Corp. Project, Refunding, Series C, MBIA Insured, Weekly
        VRDN and Put, 3.40%, 4/01/09 .........................................................        4,500,000           4,500,000
      J. Paul Getty Trust, Series B, Daily VRDN and Put, 3.50%, 4/01/33 ......................          800,000             800,000
      San Francisco Ballet Assn., FGIC Insured, Daily VRDN and Put, 3.53%, 7/01/36 ...........        7,650,000           7,650,000
 a California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series C, Daily VRDN and
     Put, 3.45%, 11/01/26 ....................................................................        7,500,000           7,500,000
   California School Cash Reserve Program Authority COP, 2007-2008 TRAN, Series A, 4.25%,
     7/01/08 .................................................................................       12,000,000          12,036,239
 a California State Department of Water Resources Power Supply Revenue,
      Refunding, Sub Series F-1, Daily VRDN and Put, 3.27%, 5/01/19 ..........................        3,400,000           3,400,000
      Refunding, Sub Series F-5, Daily VRDN and Put, 3.54%, 5/01/22 ..........................        1,500,000           1,500,000
      Refunding, Sub Series G-8, MBIA Insured, Weekly VRDN and Put, 3.35%, 5/01/18 ...........        2,100,000           2,100,000
      Series B-4, Daily VRDN and Put, 3.57%, 5/01/22 .........................................        1,095,000           1,095,000
      Series B-5, Daily VRDN and Put, 3.52%, 5/01/22 .........................................        1,000,000           1,000,000
      Series C-5, Weekly VRDN and Put, 3.35%, 5/01/22 ........................................        5,500,000           5,500,000
      Series C-8, Weekly VRDN and Put, 3.25%, 5/01/22 ........................................        7,600,000           7,600,000
      Series C-9, Weekly VRDN and Put, 3.30%, 5/01/22 ........................................          300,000             300,000
      Series C-10, Weekly VRDN and Put, 3.31%, 5/01/22 .......................................       23,000,000          23,000,000
      Series C-12, Weekly VRDN and Put, 3.28%, 5/01/22 .......................................        6,700,000           6,700,000
      Series C-15, Weekly VRDN and Put, 3.30%, 5/01/22 .......................................        5,000,000           5,000,000
 a California State Economic Development Financing Authority Revenue, KQED Inc. Project,
     Refunding, Weekly VRDN and Put, 3.35%, 4/01/20 ..........................................          810,000             810,000
 a California State Economic Recovery Revenue,
      Series C-2, Weekly VRDN and Put, 3.52%, 7/01/23 ........................................        2,300,000           2,300,000
      Series C-11, Weekly VRDN and Put, 3.25%, 7/01/23 .......................................        1,155,000           1,155,000


66 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
 a California State GO,
      Kindergarten-University, Public, Refunding, Series A-6, Weekly VRDN and Put, 3.30%,
        5/01/34 ..............................................................................    $   1,500,000     $     1,500,000
      Kindergarten-University, Public, Refunding, Series B-4, Weekly VRDN and Put, 3.30%,
        5/01/34 ..............................................................................        2,100,000           2,100,000
      Kindergarten-University, Refunding, Series A-3, Daily VRDN and Put, 3.55%, 5/01/34 .....        3,800,000           3,800,000
      Kindergarten-University, Refunding, Series B-2, Daily VRDN and Put, 3.50%, 5/01/34 .....        1,625,000           1,625,000
      Kindergarten-University, Series A-5, Daily VRDN and Put, 3.52%, 5/01/34 ................        8,700,000           8,700,000
      Kindergarten-University, Series A-10, Weekly VRDN and Put, 3.25%, 5/01/34 ..............        2,800,000           2,800,000
      Refunding, Series B, Sub Series B-7, Daily VRDN and Put, 3.45%, 5/01/40 ................          500,000             500,000
      Series A-3, Daily VRDN and Put, 3.52%, 5/01/33 .........................................        6,700,000           6,700,000
      Series B-1, Weekly VRDN and Put, 3.30%, 5/01/33 ........................................        5,000,000           5,000,000
      Series C-2, Weekly VRDN and Put, 3.28%, 5/01/33 ........................................        6,700,000           6,700,000
   California State RAN, 4.00%, 6/30/08 ......................................................       18,000,000          18,055,063
   California State University Institute Revenue, TECP, 3.36%, 1/09/08 .......................       10,000,000          10,000,000
 a California Statewide CDA Revenue,
      Museum of Art Project, Series C, FGIC Insured, Weekly VRDN and Put, 3.33%, 12/01/34 ....        8,650,000           8,650,000
      North Peninsula Jewish, Daily VRDN and Put, 3.47%, 7/01/34 .............................        3,000,000           3,000,000
 a Carlsbad USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN and
     Put, 3.28%, 9/01/14 .....................................................................          400,000             400,000
 a Chico MFMR, Webb Homes Project, Monthly VRDN and Put, 3.60%, 1/01/10 ......................          770,000             770,000
 a Chino Basin Regional Financing Authority Revenue, Inland Empire Utilities, Series A,
     AMBAC Insured, Weekly VRDN and Put, 3.33%, 6/01/32 ......................................        2,500,000           2,500,000
 a East Bay MUD Wastewater System Revenue, Refunding, Sub Series 2, XLCA Insured, Weekly
     VRDN and Put, 3.65%, 6/01/38 ............................................................        9,765,000           9,765,000
 a Eastern Municipal Water District Water and Sewer Revenue COP, Refunding, Series B,
     MBIA Insured, Weekly VRDN and Put, 3.28%, 7/01/33 .......................................        2,265,000           2,265,000
 a Elsinore Valley Municipal Water District COP, Series A, FGIC Insured, Weekly VRDN and Put,
     3.28%, 7/01/29 ..........................................................................       15,000,000          15,000,000
 a Fremont PFA, COP, Weekly VRDN and Put, 3.35%, 8/01/30 .....................................        5,100,000           5,100,000
 a Fresno Sewer Revenue, sub lien, Refunding, Series A, FGIC Insured, Weekly VRDN and Put,
     3.28%, 9/01/25 ..........................................................................        1,900,000           1,900,000
 a Grant Joint UHSD, COP,
      School Facilities Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 3.28%,
        9/01/34 ..............................................................................        4,900,000           4,900,000
      Various Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 3.28%, 7/01/37 .......       10,000,000          10,000,000
 a Hillsborough COP,
      Refunding, Series A, Weekly VRDN and Put, 3.37%, 6/01/30 ...............................          800,000             800,000
      Water and Sewer System Project, Refunding, Series B, Weekly VRDN and Put, 3.37%,
        6/01/30 ..............................................................................        4,000,000           4,000,000
   Imperial Irrigation District Revenue, TECP, Series A, 3.40%, 2/07/08 ......................       10,000,000          10,000,000
 a Irvine 1915 Act, AD No. 94-15, Refunding, Daily VRDN and Put, 3.27%, 9/02/20 ..............        2,774,000           2,774,000
 a Irvine 1915 Act Special Assessment,
      AD No. 00-18, Series A, Daily VRDN and Put, 3.27%, 9/02/26 .............................        3,027,000           3,027,000
      AD No. 03-19, Series A, Daily VRDN and Put, 3.27%, 9/02/29 .............................          274,000             274,000


                                                          Semiannual Report | 67

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
 a Irvine 1915 Act Special Assessment, (continued)
      AD No. 03-19, Series B, Daily VRDN and Put, 3.47%, 9/02/29 .............................    $     904,000     $       904,000
      AD No. 05-21, Series A, Daily VRDN and Put, 3.47%, 9/02/31 .............................        5,900,000           5,900,000
      AD No. 93-14, Daily VRDN and Put, 3.50%, 9/02/25 .......................................        1,456,000           1,456,000
      AD No. 94-13, Daily VRDN and Put, 3.27%, 9/02/22 .......................................        9,200,000           9,200,000
      AD No. 97-13, Daily VRDN and Put, 3.27%, 9/02/23 .......................................        4,554,000           4,554,000
      AD No. 97-16, Daily VRDN and Put, 3.27%, 9/02/22 .......................................        9,500,000           9,500,000
 a Irvine Ranch Water District GO,
      Consolidated ID, Daily VRDN and Put, 3.40%, 6/01/15 ....................................        2,275,000           2,275,000
      District Nos. 105 140 240 and 250, Daily VRDN and Put, 3.50%, 1/01/21 ..................        4,500,000           4,500,000
 a Irvine Ranch Water District Revenue, District Nos. 140 240 105 and 250, Daily VRDN and Put,
     3.27%, 4/01/33 ..........................................................................        1,400,000           1,400,000
 a Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series D,
     AMBAC Insured, Weekly VRDN and Put, 3.28%, 8/15/21 ......................................        2,000,000           2,000,000
 a Los Angeles COP, Kadima Hebrew Academy, Series A, Weekly VRDN and Put, 3.35%,
     8/01/35 .................................................................................        1,300,000           1,300,000
   Los Angeles County GO, TRAN, 4.50%, 6/30/08 ...............................................       20,000,000          20,083,936
 a Los Angeles Department of Water and Power Waterworks Revenue,
      Refunding, Sub Series B-4, Weekly VRDN and Put, 3.30%, 7/01/35 .........................        6,650,000           6,650,000
      Sub Series B-2, Daily VRDN and Put, 3.27%, 7/01/35 .....................................       16,550,000          16,550,000
 a Los Angeles MFR, Casden Project, Series K, Weekly VRDN and Put, 3.30%, 7/01/10 ............          145,507             145,507
 a Los Angeles USD, COP, Administration Building Project, Refunding, Series A, AMBAC Insured,
     Weekly VRDN and Put, 3.45%, 10/01/24 ....................................................        3,350,000           3,350,000
 a Los Angeles Wastewater System Revenue, Refunding,
      Sub Series A, FGIC Insured, Weekly VRDN and Put, 3.28%, 12/01/31 .......................        4,880,000           4,880,000
      Sub Series B, FGIC Insured, Weekly VRDN and Put, 3.31%, 12/01/31 .......................       12,700,000          12,700,000
      Sub Series B-1, XLCA Insured, Weekly VRDN and Put, 3.60%, 6/01/28 ......................        4,550,000           4,550,000
 a Los Angeles Water And Power Revenue, Refunding, Sub Series B-2, Weekly VRDN and Put,
     3.30%, 7/01/34 ..........................................................................        1,300,000           1,300,000
 a M-S-R Public Power Agency San Juan Project Revenue, sub. lien,
      Refunding, Series F, MBIA Insured, Daily VRDN and Put, 3.53%, 7/01/22 ..................        8,635,000           8,635,000
      Series E, MBIA Insured, Weekly VRDN and Put, 3.30%, 7/01/22 ............................        3,100,000           3,100,000
 a Metropolitan Water District of Southern California Waterworks Revenue,
      Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 3.25%, 6/01/23 ................        8,605,000           8,605,000
      Refunding, Series B-3, Daily VRDN and Put, 3.52%, 7/01/35 ..............................          900,000             900,000
      Refunding, Series B-4, Weekly VRDN and Put, 3.33%, 7/01/35 .............................        7,000,000           7,000,000
      Refunding, Series C-1, Weekly VRDN and Put, 3.25%, 7/01/30 .............................        3,000,000           3,000,000
      Series C, Weekly VRDN and Put, 3.28%, 7/01/28 ..........................................       13,200,000          13,200,000
 a Northern California Public Power Agency Revenue, Hydroelectric Project No. 1, Refunding,
     Series A, MBIA Insured, Weekly VRDN and Put, 3.34%, 7/01/23 .............................        8,700,000           8,700,000
 a Oakland COP, Capital Equipment Project, Weekly VRDN and Put, 3.35%, 12/01/15 ..............        4,800,000           4,800,000
 a Orange County Sanitation District COP,
      Daily VRDN and Put, 3.50%, 2/01/36 .....................................................       11,800,000          11,800,000
      Refunding, Series A, Daily VRDN and Put, 3.28%, 8/01/29 ................................          900,000             900,000
      Refunding, Series B, Daily VRDN and Put, 3.28%, 8/01/30 ................................          300,000             300,000
 a Pajaro Valley USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN
     and Put, 3.28%, 9/01/31 .................................................................          700,000             700,000



68 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
 a Richmond Wastewater Revenue, Refunding, Series B, AMBAC Insured, Weekly VRDN and Put,
     3.35%, 8/01/37 ..........................................................................    $  12,300,000     $    12,300,000
 a Riverside County Asset Leasing Corp. Leasehold Revenue, Southwest Justice Center, Series B,
     MBIA Insured, Weekly VRDN and Put, 3.34%, 11/01/32 ......................................        5,000,000           5,000,000
 a Riverside County COP, Riverside County Public Facilities, ACES, Series B, Weekly VRDN and
     Put, 3.28%, 12/01/15 ....................................................................        1,400,000           1,400,000
   Riverside County Teeter Obligation Revenue, TECP, 3.26%, 3/06/08 ..........................       11,900,000          11,900,000
 a Sacramento County COP, Administration Center and Courthouse Project, Weekly VRDN and Put,
     3.35%, 6/01/20 ..........................................................................       14,470,000          14,470,000
   Sacramento County GO, TRAN, 4.50%, 7/09/08 ................................................       10,000,000          10,042,546
 a Sacramento County Sanitation District Financing Authority Revenue, Series C, Weekly VRDN
     and Put, 3.35%, 12/01/30 ................................................................       28,600,000          28,600,000
 a San Jose RDAR, Merged Area Redevelopment Project, Series A, Weekly VRDN and Put, 3.31%,
     7/01/26 .................................................................................        5,400,000           5,400,000
 a Santa Clara County Housing Authority MFHR, Benton Park Central Apartments, Refunding,
     Series A, FNMA Insured, Weekly VRDN and Put, 3.33%, 12/15/25 ............................        5,000,000           5,000,000
 a Santa Clara Valley Transportation Authority Sales Tax Revenue, Refunding, Series C,
     AMBAC Insured, Weekly VRDN and Put, 3.25%, 6/01/26 ......................................        2,195,000           2,195,000
 a South Placer Wastewater Authority Wastewater Revenue, Series B, FGIC Insured, Weekly VRDN
     and Put, 3.25%, 11/01/35 ................................................................       15,900,000          15,900,000
 a Southern California Public Power Authority Power Project Revenue, Palo Verde Project,
     Refunding, Series C, AMBAC Insured, Weekly VRDN and Put, 3.34%, 7/01/17 .................          700,000             700,000
 a Southern California Public Power Authority Transmission Project Revenue,
     Southern Transmission, Refunding,
       AMBAC Insured, Weekly VRDN and Put, 3.34%, 7/01/19 ....................................       12,615,000          12,615,000
       Series A, FSA Insured, Weekly VRDN and Put, 3.28%, 7/01/23 ............................        4,000,000           4,000,000
       Series B, FSA Insured, Weekly VRDN and Put, 3.30%, 7/01/23 ............................        6,600,000           6,600,000
 a Stanislaus Waste to Energy Financing Agency Revenue, Solid Waste Facility, Ogden Martin
     Systems Project, Refunding, MBIA Insured, Weekly VRDN and Put, 3.45%, 1/01/10 ...........        2,400,000           2,400,000
 a Turlock Irrigation District COP, Capital Improvement and Refunding Project, Daily VRDN and
     Put, 3.53%, 1/01/31 .....................................................................        1,900,000           1,900,000
   Turlock Irrigation District Revenue, TECP, 3.00%, 1/17/08 .................................        3,000,000           3,000,000
 a Tustin 1915 Act Special Assessment, Reassessment District No. 95-2, Series A, Daily VRDN
     and Put, 3.27%, 9/02/13 .................................................................       16,569,000          16,569,000
 a Union City MFR, Housing Mission Sierra, Refunding, Series A, FNMA Insured, Weekly VRDN
     and Put, 3.33%, 7/15/29 .................................................................        2,000,000           2,000,000
   University of California Regents Revenue, TECP, 3.30%, 1/17/08 ............................        6,900,000           6,900,000
 a Vallejo Housing Authority MFR, FNMA Insured, Weekly VRDN and Put, 3.28%, 5/15/22 ..........        1,985,000           1,985,000
 a Vernon Natural Gas Financing Authority Revenue, Vernon Gas Project,
      Series B, MBIA Insured, Weekly VRDN and Put, 3.34%, 8/01/21 ............................        9,435,000           9,435,000
      Series C, MBIA Insured, Weekly VRDN and Put, 3.34%, 8/01/21 ............................          735,000             735,000
 a WateReuse Finance Authority Revenue, FSA Insured, Weekly VRDN and Put, 3.35%,
     5/01/28 .................................................................................       17,075,000          17,075,000
 a Western Placer Union School COP, Facilities Project B, Weekly VRDN and Put, 3.35%,
     8/01/23 .................................................................................        4,600,000           4,600,000
                                                                                                                    ----------------
                                                                                                                        713,131,243
                                                                                                                    ----------------


                                                          Semiannual Report | 69

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   U.S. TERRITORY 1.0%
   PUERTO RICO 1.0%
      Puerto Rico Commonwealth GO, Public Improvement,
      Mandatory Put 7/01/08, Refunding, Series C, MBIA
      Insured, 5.00%, 7/01/28.................................................................    $  5,000,000      $     5,039,752
    a Refunding, Series A-4, FSA Insured, Daily VRDN and
      Put, 3.27%, 7/01/31.....................................................................       2,400,000            2,400,000
                                                                                                                    ----------------
                                                                                                                          7,439,752
                                                                                                                    ----------------
   TOTAL SHORT TERM INVESTMENTS (COST $720,570,995) ..........................................                          720,570,995
   OTHER ASSETS, LESS LIABILITIES 0.4% .......................................................                            2,964,856
                                                                                                                    ----------------
   NET ASSETS 100.0% .........................................................................                      $   723,535,851
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 71.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


70 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
ACES     - Adjustable Convertible Exempt Security
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BART     - Bay Area Rapid Transit
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority Revenue
ID       - Improvement District
MBIA     - Municipal Bond Investors Assurance Corp.
MFH      - Multi-Family Housing
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
MUD      - Municipal Utility District
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
RAN      - Revenue Anticipation Note
RDA      - Redevelopment Agency/Authority
RDAR     - Redevelopment Agency Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
TECP     - Tax-Exempt Commercial Paper
TRAN     - Tax and Revenue Anticipation Note
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance


 The accompanying notes are an integral part of these financial statements. | 71
                                                          Semiannual Report |

Franklin California Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2007 (unaudited)

                                                        --------------------------------------------------------------------------
                                                            FRANKLIN      FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA    FRANKLIN
                                                           CALIFORNIA      INTERMEDIATE-TERM      LIMITED-TERM       CALIFORNIA
                                                        INSURED TAX-FREE        TAX-FREE            TAX-FREE         TAX-EXEMPT
                                                          INCOME FUND         INCOME FUND          INCOME FUND       MONEY FUND
                                                        --------------------------------------------------------------------------
Assets:
   Investments in securities:
     Cost ............................................  $  1,962,743,559  $       499,845,534  $        13,924,094  $ 720,570,995
                                                        ==========================================================================
     Value ...........................................  $  2,072,357,590  $       509,569,167  $        13,919,241  $ 720,570,995
     Cash ............................................           921,113              671,690               55,332        784,224
   Receivables:
     Capital shares sold .............................         6,212,169            1,017,450              135,036      1,725,470
     Interest ........................................        28,065,480            6,853,149              127,892      3,585,437
     Affiliates ......................................                --                   --               15,633             --
                                                        --------------------------------------------------------------------------
       Total assets ..................................     2,107,556,352          518,111,456           14,253,134    726,666,126
                                                        --------------------------------------------------------------------------
Liabilities:
   Payables:
     Investment securities purchased .................                --                   --              604,218             --
     Capital shares redeemed .........................         3,750,421            1,728,214               28,216      2,616,049
     Affiliates ......................................         1,334,209              323,230                   --        309,455
     Distributions to shareholders ...................         2,470,401              535,135                9,821        100,774
   Accrued expenses and other liabilities ............            97,322               33,063               15,101        103,997
                                                        --------------------------------------------------------------------------
       Total liabilities .............................         7,652,353            2,619,642              657,356      3,130,275
                                                        --------------------------------------------------------------------------
         Net assets, at value ........................  $  2,099,903,999  $       515,491,814  $        13,595,778  $ 723,535,851
                                                        ==========================================================================
Net assets consist of:
   Paid-in capital ...................................  $  1,989,655,025  $       508,722,232  $        13,800,526  $ 723,576,378
   Undistributed net investment income (distributions
     in excess of net investment income) .............          (399,848)              38,971                4,694             --
   Net unrealized appreciation (depreciation) ........       109,614,031            9,723,633               (4,853)            --
   Accumulated net realized gain (loss) ..............         1,034,791           (2,993,022)            (204,589)       (40,527)
                                                        --------------------------------------------------------------------------
         Net assets, at value ........................  $  2,099,903,999  $       515,491,814  $        13,595,778  $ 723,535,851
                                                        ==========================================================================


72 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2007 (unaudited)

                                                         ---------------------------------------------------------------------------
                                                             FRANKLIN       FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA     FRANKLIN
                                                            CALIFORNIA       INTERMEDIATE-TERM       LIMITED-TERM       CALIFORNIA
                                                         INSURED TAX-FREE         TAX-FREE             TAX-FREE         TAX-EXEMPT
                                                            INCOME FUND          INCOME FUND          INCOME FUND       MONEY FUND
                                                         ---------------------------------------------------------------------------
CLASS A:
   Net assets, at value ..............................   $  1,898,804,263   $       486,952,072  $        13,595,778  $ 723,535,851
                                                         ===========================================================================
   Shares outstanding ................................        151,541,446            42,583,199            1,370,921    723,566,408
                                                         ===========================================================================
   Net asset value per share a .......................   $          12.53   $             11.44  $              9.92  $        1.00
                                                         ===========================================================================
   Maximum offering price per share (net asset value
      per share / 95.75%, 97.75%, 97.75% and
      100%, respectively) ............................   $          13.09   $             11.70  $             10.15  $        1.00
                                                         ===========================================================================
CLASS B:
   Net assets, at value ..............................   $     53,934,962
                                                         ================
   Shares outstanding ................................          4,283,171
                                                         ================
   Net asset value and maximum offering price
      per share a ....................................   $          12.59
                                                         ================
CLASS C:
   Net assets, at value ..............................   $    147,164,774   $        28,539,742
                                                         ======================================
   Shares outstanding ................................         11,628,014             2,490,336
                                                         ======================================
   Net asset value and maximum offering price
      per share a ....................................   $          12.66   $             11.46
                                                         ======================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Funds.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 73

Franklin California Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended December 31, 2007 (unaudited)

                                                         ---------------------------------------------------------------------------
                                                             FRANKLIN       FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA     FRANKLIN
                                                            CALIFORNIA       INTERMEDIATE-TERM       LIMITED-TERM       CALIFORNIA
                                                         INSURED TAX-FREE         TAX-FREE             TAX-FREE         TAX-EXEMPT
                                                            INCOME FUND          INCOME FUND          INCOME FUND       MONEY FUND
                                                         ---------------------------------------------------------------------------
Investment income:
   Interest ...........................................  $     50,073,751   $        11,228,922  $           205,786  $  12,027,544
                                                         ---------------------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ..........................         4,737,942             1,260,553               30,789      1,682,727
   Administrative fees (Note 3b) ......................                --                    --               12,316             --
   Distribution fees: (Note 3c)
      Class A .........................................           927,550               238,328                8,877             --
      Class B .........................................           183,172                    --                   --             --
      Class C .........................................           463,808                87,880                   --             --
   Transfer agent fees (Note 3e) ......................           246,044                82,915               17,057        133,601
   Custodian fees .....................................            15,055                 3,618                   90          5,056
   Reports to shareholders ............................            47,352                12,533                  239         17,428
   Registration and filing fees .......................             4,917                 3,188                3,343          2,709
   Professional fees ..................................            29,911                13,177               12,396         13,594
   Trustees' fees and expenses ........................            27,018                 6,413                  269          8,931
   Other ..............................................            66,323                29,318                4,005         27,736
                                                         ---------------------------------------------------------------------------
         Total expenses ...............................         6,749,092             1,737,923               89,381      1,891,782
         Expenses waived/paid by affiliates (Note 3f)..                --                    --              (58,591)            --
                                                         ---------------------------------------------------------------------------
            Net expenses ..............................         6,749,092             1,737,923               30,790      1,891,782
                                                         ---------------------------------------------------------------------------
               Net investment income ..................        43,324,659             9,490,999              174,996     10,135,762
                                                         ---------------------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..........         4,408,518               415,103                   --         (5,363)
   Net change in unrealized appreciation
      (depreciation) on investments ...................         3,974,826             3,927,357               69,972             --
                                                         ---------------------------------------------------------------------------
Net realized and unrealized gain (loss) ...............         8,383,344             4,342,460               69,972         (5,363)
                                                         ---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations .....................................  $     51,708,003   $        13,833,459  $           244,968  $  10,130,399
                                                         ===========================================================================


74 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                         ---------------------------------------------------------------------------
                                                                                                         FRANKLIN CALIFORNIA
                                                                FRANKLIN CALIFORNIA INSURED               INTERMEDIATE-TERM
                                                                   TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                         ---------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                         SIX MONTHS ENDED
                                                         DECEMBER 31, 2007        YEAR ENDED       DECEMBER 31, 2007    YEAR ENDED
                                                            (UNAUDITED)         JUNE 30, 2007         (UNAUDITED)     JUNE 30, 2007
                                                         ---------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................   $      43,324,659   $        84,814,026  $        9,490,999  $  18,092,055
      Net realized gain (loss) from investments ......           4,408,518               479,220             415,103       (824,806)
      Net change in unrealized appreciation
         (depreciation) on investments ...............           3,974,826             6,157,833           3,927,357      2,493,355
                                                         ---------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations .............          51,708,003            91,451,079          13,833,459     19,760,604
                                                         ---------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .....................................         (39,783,565)          (77,084,097)         (8,928,232)   (17,341,633)
         Class B .....................................          (1,059,579)           (2,440,278)                 --             --
         Class C .....................................          (2,637,859)           (5,080,702)           (438,914)      (884,836)
                                                         ---------------------------------------------------------------------------
   Total distributions to shareholders ...............         (43,481,003)          (84,605,077)         (9,367,146)   (18,226,469)
                                                         ---------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A .....................................          81,019,030            53,086,761          24,580,213     (6,879,252)
         Class B .....................................          (5,408,810)          (10,190,789)                 --             --
         Class C .....................................           7,099,316             5,455,724           1,268,386      1,795,959
                                                         ---------------------------------------------------------------------------
   Total capital share transactions ..................          82,709,536            48,351,696          25,848,599     (5,083,293)
                                                         ---------------------------------------------------------------------------
   Redemption fees ...................................               6,271                 2,737               5,255          2,856
                                                         ---------------------------------------------------------------------------
            Net increase (decrease) in net assets ....          90,942,807            55,200,435          30,320,167     (3,546,302)
Net assets:
   Beginning of period ...............................       2,008,961,192         1,953,760,757         485,171,647    488,717,949
                                                         ---------------------------------------------------------------------------
   End of period .....................................   $   2,099,903,999   $     2,008,961,192  $      515,491,814  $ 485,171,647
                                                         ===========================================================================
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
      End of period ..................................   $        (399,848)  $          (243,504) $           38,971  $     (84,882)
                                                         ===========================================================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 75

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                         ---------------------------------------------------------------------------
                                                                    FRANKLIN CALIFORNIA                  FRANKLIN CALIFORNIA
                                                                       LIMITED-TERM                          TAX-EXEMPT
                                                                   TAX-FREE INCOME FUND                      MONEY FUND
                                                         ---------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                         SIX MONTHS ENDED
                                                         DECEMBER 31, 2007        YEAR ENDED       DECEMBER 31, 2007   YEAR ENDED
                                                            (UNAUDITED)         JUNE 30, 2007         (UNAUDITED)     JUNE 30, 2007
                                                         ---------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................   $         174,996   $           301,122  $       10,135,762  $  19,267,011
      Net realized gain (loss) from investments ......                  --                (8,600)             (5,363)            --
      Net change in unrealized appreciation
         (depreciation) on investments ...............              69,972                80,065                  --             --
                                                         ---------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations .............             244,968               372,587          10,130,399     19,267,011
                                                         ---------------------------------------------------------------------------
   Distributions to shareholders from net investment
      income .........................................            (174,998)             (305,975)        (10,135,762)   (19,267,011)
   Capital share transactions (Note 2) ...............           1,481,487               828,517          64,637,867     48,310,312
                                                         ---------------------------------------------------------------------------
            Net increase (decrease) in net assets ....           1,551,457               895,129          64,632,504     48,310,312
Net assets:
   Beginning of period ...............................          12,044,321            11,149,192         658,903,347    610,593,035
                                                         ---------------------------------------------------------------------------
   End of period .....................................   $      13,595,778   $        12,044,321  $      723,535,851  $ 658,903,347
                                                         ===========================================================================
Undistributed net investment income included in
   net assets:
      End of period ..................................   $           4,694   $             4,696  $               --  $          --
                                                         ===========================================================================


76 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of four funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

---------------------------------------------------------------------------------------------------------------
CLASS A                            CLASS A & CLASS C                       CLASS A, CLASS B & CLASS C
---------------------------------------------------------------------------------------------------------------
Franklin California Limited-Term   Franklin California Intermediate-Term   Franklin California Insured Tax-Free
  Tax-Free Income Fund               Tax-Free Income Fund                    Income Fund
Franklin California Tax-Exempt
  Money Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

Securities in the Franklin California Tax-Exempt Money Fund are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                          Semiannual Report | 77

Franklin California Tax-free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


78 | Semiannual Report

Franklin California Tax-free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                                                          Semiannual Report | 79

Franklin California Tax-free Trust

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Franklin California Tax-Exempt Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                              ----------------------------------------------------------------
                                                  FRANKLIN CALIFORNIA                FRANKLIN CALIFORNIA
                                                        INSURED                       INTERMEDIATE-TERM
                                                  TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                              ----------------------------------------------------------------
                                                 SHARES            AMOUNT           SHARES         AMOUNT
                                              ----------------------------------------------------------------
CLASS A SHARES:
Six Months ended December 31, 2007
   Shares sold ............................     14,439,384   $     180,456,786     5,141,337   $   58,588,601
   Shares issued in reinvestment
      of distributions ....................      1,825,884          22,805,113       490,138        5,582,892
   Shares redeemed ........................     (9,781,531)       (122,242,869)   (3,473,773)     (39,591,280)
                                              ----------------------------------------------------------------
   Net increase (decrease) ................      6,483,737   $      81,019,030     2,157,702   $   24,580,213
                                              ================================================================
Year ended June 30, 2007
   Shares sold ............................     17,455,918   $     220,629,858     7,640,775   $   87,751,826
   Shares issued in reinvestment
      of distributions ....................      3,462,745          43,770,823       934,758       10,732,062
   Shares redeemed ........................    (16,721,698)       (211,313,920)   (9,185,930)    (105,363,140)
                                              ----------------------------------------------------------------
   Net increase (decrease) ................      4,196,965   $      53,086,761      (610,397)  $   (6,879,252)
                                              ================================================================
CLASS B SHARES:
Six Months ended December 31, 2007
   Shares sold ............................          7,236   $          90,584
   Shares issued in reinvestment
      of distributions ....................         54,506             684,087
   Shares redeemed ........................       (492,829)         (6,183,481)
                                              ---------------------------------
   Net increase (decrease) ................       (431,087)  $      (5,408,810)
                                              =================================
Year ended June 30, 2007
   Shares sold ............................          7,839   $          99,798
   Shares issued in reinvestment
      of distributions ....................        125,167           1,589,956
   Shares redeemed ........................       (935,605)        (11,880,543)
                                              ---------------------------------
   Net increase (decrease) ................       (802,599)  $     (10,190,789)
                                              =================================
CLASS C SHARES:
Six Months ended December 31, 2007
   Shares sold ............................      1,275,869   $      16,105,195       330,135   $    3,769,012
   Shares issued in reinvestment
      of distributions ....................        125,245           1,579,807        20,579          234,863
   Shares redeemed ........................       (838,926)        (10,585,686)     (240,066)      (2,735,489)
                                              ----------------------------------------------------------------
   Net increase (decrease) ................        562,188   $       7,099,316       110,648   $    1,268,386
                                              ================================================================
Year ended June 30, 2007
   Shares sold ............................      2,114,348   $      27,009,041       687,478   $    7,915,490
   Shares issued in reinvestment
      of distributions ....................        232,714           2,969,972        43,530          500,866
   Shares redeemed ........................     (1,922,826)        (24,523,289)     (575,151)      (6,620,397)
                                              ----------------------------------------------------------------
   Net increase (decrease) ................        424,236   $       5,455,724       155,857   $    1,795,959
                                              ================================================================


80 | Semiannual Report

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                        -----------------------------------------------
                                                           FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA
                                                              LIMITED-TERM              TAX-EXEMPT
                                                           TAX-FREE INCOME FUND         MONEY FUND
                                                        -----------------------------------------------
                                                          SHARES       AMOUNT             AMOUNT
                                                        -----------------------------------------------
CLASS A SHARES:
Six Months ended December 31, 2007
   Shares sold ......................................     331,237   $  3,278,552   $       319,200,707
   Shares issued in reinvestment of distributions ...      11,631        115,050            10,221,480
   Shares redeemed ..................................    (193,406)    (1,912,115)         (264,784,320)
                                                        -----------------------------------------------
   Net increase (decrease) ..........................     149,462   $  1,481,487   $        64,637,867
                                                        ===============================================
Year ended June 30, 2007
   Shares sold ......................................     446,382   $  4,398,181   $       541,175,032
   Shares issued in reinvestment of distributions ...      20,692        203,904            19,212,287
   Shares redeemed ..................................    (383,029)    (3,773,568)         (512,077,007)
                                                        -----------------------------------------------
   Net increase (decrease) ..........................      84,045   $    828,517   $        48,310,312
                                                        ===============================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                               AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                       Investment manager
Franklin Templeton Services, LLC (FT Services)           Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)     Principal underwriter
Franklin Templeton Investor Services, LLC (Investor      Transfer agent
Services)

A. MANAGEMENT FEES

The Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds and the Franklin California Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.625%           Up to and including $100 million
       0.500%           Over $100 million, up to and including $250 million
       0.450%           Over $250 million, up to and including $10 billion
       0.440%           Over $10 billion, up to and including $12.5 billion
       0.420%           Over $12.5 billion, up to and including $15 billion
       0.400%           Over $15 billion, up to and including $17.5 billion
       0.380%           Over $17.5 billion, up to and including $20 billion
       0.360%           In excess of $20 billion


                                                          Semiannual Report | 81

FRANKLIN CALIFORNIA TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Effective January 1, 2008, the Franklin California Insured Tax-Free Income Fund, the Franklin California Intermediate-Term Tax-Free Income Fund and the Franklin California Tax-Exempt Money Fund will pay fees based on the average daily net assets of the funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.625%           Up to and including $100 million
       0.500%           Over $100 million, up to and including $250 million
       0.450%           Over $250 million, up to and including $7.5 billion
       0.440%           Over $7.5 billion, up to and including $10 billion
       0.430%           Over $10 billion, up to and including $12.5 billion
       0.420%           Over $12.5 billion, up to and including $15 billion
       0.400%           Over $15 billion, up to and including $17.5 billion
       0.380%           Over $17.5 billion, up to and including $20 billion
       0.360%           In excess of $20 billion

The Franklin California Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.500%           Up to and including $100 million
       0.450%           Over $100 million, up to and including $250 million
       0.425%           Over $250 million, up to and including $500 million
       0.400%           In excess of $500 million

B. ADMINISTRATIVE FEES

The Franklin California Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except the Franklin California Limited-Term Tax-Free Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


82 | Semiannual Report

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                  ------------------------------------------------------------------
                                  FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                        INSURED            INTERMEDIATE-TERM        LIMITED-TERM
                                  TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                  ------------------------------------------------------------------
Reimbursement Plans:

Class A .......................          0.10%                   0.10%                    --

Compensation Plans:
Class A .......................            --                      --                   0.15%
Class B .......................          0.65%                     --                     --
Class C .......................          0.65%                   0.65%                    --

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                         -------------------------------------------
                                                          FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                                                INSURED          INTERMEDIATE-TERM
                                                         TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                         -------------------------------------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .......................         $218,139              $10,303
Contingent deferred sales charges retained............         $ 47,117              $ 2,218

                                                         -------------------------------------------
                                                          FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                                             LIMITED-TERM           TAX-EXEMPT
                                                         TAX-FREE INCOME FUND       MONEY FUND
                                                         -------------------------------------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .......................         $ 547                $    --
Contingent deferred sales charges retained ...........         $  --                $60,160

E. TRANSFER AGENT FEES

For the period ended December 31, 2007, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                  -------------------------------------------------------------------------------------
                                  FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                        INSURED          INTERMEDIATE-TERM        LIMITED-TERM      FRANKLIN CALIFORNIA
                                       TAX-FREE              TAX-FREE               TAX-FREE            TAX-EXEMPT
                                      INCOME FUND           INCOME FUND           INCOME FUND           MONEY FUND
                                  -------------------------------------------------------------------------------------
Transfer agent fees ...........        $160,022               $50,468                $1,512               $88,204


                                                          Semiannual Report | 83

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and assume payment of other expenses through October 31, 2008 for the Franklin California Limited-Term Tax-Free Income Fund. Total expenses waived or paid are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. After October 31, 2008, FT Services and Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At June 30, 2007, the capital loss carryforwards were as follows:

                                                     --------------------------------------------
                                                      FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA
                                                            INSURED            INTERMEDIATE-TERM
                                                      TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                     --------------------------------------------
Capital loss carryforwards expiring in:
   2008 ..........................................            $         --          $      69,184
   2009 ..........................................               2,249,572                321,166
   2010 ..........................................                      --                112,465
   2011 ..........................................                      --                145,149
   2012 ..........................................                      --                865,726
   2013 ..........................................                      --                421,949
   2015 ..........................................                      --              1,083,972
                                                     --------------------------------------------
                                                              $  2,249,572          $   3,019,611
                                                     ============================================

                                                     --------------------------------------------
                                                      FRANKLIN CALIFORNIA
                                                          LIMITED-TERM        FRANKLIN CALIFORNIA
                                                            TAX-FREE              TAX-EXEMPT
                                                          INCOME FUND             MONEY FUND
                                                     --------------------------------------------
Capital loss carryforwards expiring in:
   2008 ..........................................            $         --          $       9,293
   2009 ..........................................                      --                 21,840
   2012 ..........................................                      --                  2,466
   2013 ..........................................                      --                  1,565
   2015 ..........................................                 204,589                     --
                                                     --------------------------------------------
                                                              $    204,589          $      35,164
                                                     ============================================

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At June 30, 2007, the Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund deferred realized capital losses of $1,071,213 and $388,514, respectively.


84 | Semiannual Report

Franklin California Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At December 31, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                  ---------------------------------------------
                                                   FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                                         INSURED           INTERMEDIATE-TERM
                                                  TAX-FREE INCOME FUND    TAX-FREE INCOME FUND
                                                  ---------------------------------------------
Cost of investments ...........................         $1,961,864,290           $ 499,808,022
                                                  =============================================

Unrealized appreciation .......................         $  113,714,815           $  12,452,279
Unrealized depreciation .......................             (3,221,515)             (2,691,134)
                                                  ---------------------------------------------
Net unrealized appreciation (depreciation) ....         $  110,493,300           $   9,761,145
                                                  =============================================

                                                  ---------------------------------------------
                                                   FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                                       LIMITED-TERM            TAX-EXEMPT
                                                  TAX-FREE INCOME FUND         MONEY FUND
                                                  ---------------------------------------------
Cost of investments ...........................         $   13,924,094           $ 720,570,995
                                                  =============================================

Unrealized appreciation .......................         $       17,629           $          --
Unrealized depreciation .......................                (22,482)                     --
                                                  ---------------------------------------------
Net unrealized appreciation (depreciation) ....         $       (4,853)          $          --
                                                  =============================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended December 31, 2007, were as follows:

                                   ------------------------------------------------------------------
                                   FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA
                                        INSURED           INTERMEDIATE-TERM         LIMITED-TERM
                                   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                   ------------------------------------------------------------------
Purchases .....................           $ 138,430,432          $  79,861,791           $  2,303,710
Sales .........................           $ 165,462,646          $  47,240,294           $    205,000

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. Territories.


                                                          Semiannual Report | 85

Franklin California Tax-Free Trust

7. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

8. NEW ACCOUNTING PRONOUNCEMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on December 31, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Funds have reviewed the tax positions for each of the three open tax years as of June 30, 2007 and have determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.


86 | Semiannual Report

Franklin California Tax-Free Trust

8. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 87

Franklin California Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


88 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund 2
Franklin Small Cap Growth Fund II 3
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 5
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

3. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


12/07                                          Not part of the semiannual report

   [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CALIFORNIA
TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


CAT S2007 02/08


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

ITEM 6. SCHEDULE OF INVESTMENTS. N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  February 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  February 27, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  February 27, 2008